Exhibit 10.40

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION

Depositor

GOTTSCHALKS INC.

Servicer

and

BANKERS TRUST COMPANY

Trustee

AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT

Dated as of November 15, 2001

To

POOLING AND SERVICING AGREEMENT

Dated as of March 1, 1999

GOTTSCHALKS CREDIT CARD MASTER TRUST

TABLE OF CONTENTS

ARTICLE I

CREATION OF THE SERIES 2000-1 CERTIFICATES

Section 1.1. Designation. 1

ARTICLE II

DEFINITIONS

Section 2.1. Definitions. 2

ARTICLE III

SERVICING FEE

Section 3.1. Servicing Compensation 17

ARTICLE IV

RIGHTS OF CERTIFICATEHOLDERS AND ALLOCATION AND APPLICATION OF COLLECTIONS

Section 4.1. Allocations 17

Section 4.2 Distributions 22

Section 4.3. Determination of VBC Monthly Interest, Commitment Fees
and Breakage Fees 26

Section 4.4. VBC Investor Charge-Offs. 27

Section 4.5. Trustee Expenses Associated with Servicing Assumption 27

Section 4.6. Blocked Periods 28

ARTICLE V

DISTRIBUTIONS AND REPORTS

Section 5.1. Distributions 28

Section 5.2. Other Notices to Holders. 28

ARTICLE VI

THE VARIABLE BASE CERTIFICATES AND EXCHANGEABLE CERTIFICATE

Section 6.1. Initial Issuance of Variable Base Certificates, Increases and
Decreases of VBC Invested Amount. 29

Section 6.2. Extension and Repurchase of Variable Base Certificates 43

Section 6.3. Transfer Restrictions. 44

Section 6.4. The Exchangeable Certificate 48

ARTICLE VII

EARLY AMORTIZATION EVENTS; SERVICER DEFAULTS; MERGER OF SERVICER

Section 7.1. Additional Early Amortization Events. 48

Section 7.2. Waiver 50

Section 7.3. Additional Servicer Defaults 50

Section 7.4. Merger or Consolidation of, or Assumption of, the Obligations
of the Servicer 51

ARTICLE VIII

OPTIONAL REPURCHASE

Section 8.1. Optional Repurchase 52

ARTICLE IX

FINAL DISTRIBUTIONS

Section 9.1. Final Distributions 52

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.1. Ratification of Agreement 54

Section 10.2. Counterparts 54

Section 10.3. Governing Law 54

Section 10.4. Rating Agency Notice 54

EXHIBITS

EXHIBIT A Form of Variable Base Certificate

EXHIBIT B Form of Distribution Date Statement

EXHIBIT C Form of Rule 144A Transferee Certificate

EXHIBIT D Form of Non Rule 144A Representation Letter

EXHIBIT E Form of Request for Increase

EXHIBIT F Form of Notice of Discretionary Prepayment

SCHEDULE

SCHEDULE 1 Account Details

This AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT dated as of November 15, 2001 (the "Series Supplement"), among GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, a Delaware corporation, as Depositor, GOTTSCHALKS INC., a Delaware corporation, as Servicer, and BANKERS TRUST COMPANY, a New York banking corporation, not in its individual capacity but solely as Trustee, amends and restates the SERIES 2000-1 SUPPLEMENT, dated November 16, 2000, among Depositor, Servicer and the Trustee (the "Original Series Supplement") and supercedes the Extension Notice and Agreement, dated October 19, 2001, among Depositor, Servicer, the Trustee and Warehouse Line Advisors Inc. as the sole VBC Holder (the "Extension Agreement").

RECITALS

Section 6.03 of the Pooling and Servicing Agreement, dated as of March 1, 1999, among the Depositor, the Servicer and the Trustee (as the same has been amended and supplemented through the date hereof, and as the same may be further amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Agreement"), provides, among other things, that the Depositor may from time to time direct the Trustee to authenticate and deliver, on behalf of the Trust, one or more new Series of Investor Certificates representing fractional undivided interests in the Trust and in connection therewith to enter into Series Supplements with the Servicer and the Trustee to provide for the issuance, authentication and delivery of a new Series of Investor Certificates and to specify the Principal Terms thereof. Pursuant to the Original Series Supplement, the Depositor and the Trustee on behalf of the Trust created a new Series of Investor Certificates and specified the Principal Terms thereof.

Pursuant to the Extension Agreement, the Commitment Period under the Original Series Supplement was extended from October 31, 2001 until November 30, 2001.

For good and valuable consideration the sufficiency of which is hereby acknowledged, the parties now desire to amend and restate the Original Series Supplement in its entirety as follows:

  Creation of the Series 2000-1 Certificates

      Designation. There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Series Supplement to be known as the "Gottschalks Credit Card Master Trust, Series 2000-1 Certificates". The Series 2000-1 Certificates will be issued in one certificated Class, which shall be known as the "Variable Base Credit Card Certificates, Series 2000-1" (the "Variable Base Certificates"). In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Series Supplement shall govern.

  Definitions

      Definitions. (a) Whenever used in this Series Supplement, the following words and phrases shall have the following meanings.

  "Adjusted Invested Amount" means, for Series 2000-1 as of any date of determination, the following:

  (i) for purposes of calculating the Series 2000-1 Allocation Percentage with respect to allocations of Finance Charge Collections, the sum of (a) the VBC Invested Amount as of such date, plus (b) 10.50% of the VBC Invested Amount as of such date, plus (c) the VBC Notional Amount as of such date;

  (ii) for purposes of calculating the Series 2000-1 Allocation Percentage with respect to allocations of Default Amounts, the sum of (a) the VBC Invested Amount as of such date, plus (b) 10.50% of the VBC Invested Amount as of such date;

  (iii) for purposes of calculating the Series 2000-1 Allocation Percentage with respect to allocations of Principal Collections:

  (a) if no Early Amortization Event has occurred, on each date on or prior to the last day of the last Collection Period that commences during a period that is a Commitment Period for all outstanding Variable Base Certificates, the sum of (1) the VBC Invested Amount as of such date, plus (2) 10.50% of the VBC Invested Amount as of such date;

  (b) if no Early Amortization Event has occurred, on each date during a Collection Period that commences during a period that is a Commitment Period for some, but not all, outstanding Variable Base Certificates (giving effect to any extensions), the sum of (1) the sum of the portions of the VBC Invested Amount allocable to each non-extended Variable Base Certificate as of the close of the last day of the last Collection Period that commenced during the related Commitment Period, plus (2) the sum of the portions of the VBC Invested Amount on such current date allocable to each extended Variable Base Certificate as of such date, plus (3) 10.50% of the VBC Invested Amount as of such date;

  (c) if no Early Amortization Event has occurred, on each date during a Collection Period that commences during a period that is not a Commitment Period for any Variable Base Certificates (giving effect to any extensions), the sum of (1) the sum of the portions of the VBC Invested Amount allocable to each outstanding Variable Base Certificate as of the close of the last day of the last Collection Period that commenced during the related Commitment Period, plus (2) 10.50% of the VBC Invested Amount as of the close of the last day of the last Collection Period that commenced during the last Commitment Period to expire; and

  (d) if an Early Amortization Event has occurred, then on each date thereafter, the sum of (1) the VBC Invested Amount as the day on which such Early Amortization Event occurs, plus (2) 10.50% of the VBC Invested Amount as of the day on which such Early Amortization Event occurs.

  "Administrative Fee" means the $2,000 fee payable pro rata to the Certificate Administrator and each VBC Holder, other than Tice & Co., in connection with a Discretionary Prepayment (provided that the Administrative Fee is payable only if the Discretionary Prepayment is made on a day that is not a Draw Date).

  "Allocation Day" means each day during a Collection Period that Gottschalks is open for business (which currently excludes only Easter, Thanksgiving and Christmas); provided that Gottschalks will immediately notify the Trustee and each Certificateholder in writing of any change with respect to the days on which Gottschalks is open for business.

  "Anniversary Month" means, with respect to any date of determination, the calendar month of the prior calendar year corresponding to the calendar month in which such date of determination occurs.

  "Authorized Officer" means (a) as to the Depositor, any of the President, the Vice President, the Secretary or any Assistant Secretary and (b) as to the Servicer, any of the President, the Vice President or any Assistant Secretary, whose signatures and incumbency shall have been certified in such certificates as may be delivered by the Depositor or the Servicer to the Trustee, as the case may be, from time to time as duly authorized to execute and deliver the applicable instruments, certificates, notices and other documents in connection herewith on behalf of the Depositor or Servicer and to take, from time to time, all other actions on behalf of the Depositor and the Servicer in connection therewith.

  "Base Rate" means the Prime Rate.

  "Breakage Fee" means the fee payable with respect to any repayment of principal on a Variable Base Certificate that occurs on any day other than a Draw Date (in addition to the payment of all interest that has accrued through such date at the applicable VBC Interest Rate on the principal amount so repaid) in an amount equal to the amount of interest that (but for the repayment of such repaid principal amount) would have accrued on an "actual/360" basis on the portion of such principal amount so prepaid, for the period commencing on the date of such repayment to, but excluding, the next Distribution Date, at a rate equal to the excess, if any, of (1) the VBC Interest Rate in effect for the Interest Period during which such repayment occurs over (2) one-month LIBOR determined as specified herein (or, if one- month LIBOR cannot be determined as described herein, the applicable Base Rate) in effect for such Interest Period.

  "Capitalized Interest Account" shall have the meaning specified in Section 6.1(e) hereof. Deposits into and withdrawals from the Capitalized Interest Account shall be made in accordance with the provisions of Section 6.1(e) hereof.

  "Carryover Commitment, Breakage and Administrative Fees" means, for any Distribution Date, an amount equal to the sum of (a) the amount of any Breakage Fees previously due but not distributed on the Variable Base Certificates on or before the immediately prior Distribution Date plus, (b) the amount of any Commitment Fees and Administrative Fees previously due but not distributed pro rata to the Certificate Administrator and each VBC Holder, other than Tice & Co., plus, (c) to the extent permitted under applicable law, unpaid interest on the amount described in clauses (a) and (b) accrued during or prior to the related Interest Period at the applicable VBC Interest Rate plus 0.50% per annum.

  "Carryover Interest" means, for any Distribution Date, an amount equal to the sum of (i) the amount of any VBC Monthly Interest previously due but not distributed on the Variable Base Certificates on or before the prior Distribution Date, together with (ii) to the extent permitted under applicable law, unpaid interest accrued on the amount described in clause (i) during or prior to the related Interest Period at the applicable VBC Interest Rate plus 0.50% per annum.

  "Certificate Administrator" means Warehouse Line Advisors, Inc. or its successors and assigns.

  "Certificates" means the Series 1999-1 Fixed Base Certificates, Series 1999-1 Subordinated Certificates, Variable Base Certificates or Exchangeable Certificates, or all of them collectively, as indicated by the context.

  "Certificate Register" shall have the meaning assigned in Section 6.1(b)(i) hereof.

  "Closing Date" means November 15, 2001.

  "Commitment Fee" means 0.25% per annum on the average daily VBC Unfunded Amount during the related Interest Period, or portion thereof, that is during the Commitment Period for any Variable Base Certificates payable pro rata to the Certificate Administrator and each VBC Holder, other than Tice & Co.

  "Commitment Period" means, with respect to any Variable Base Certificate, the period commencing on the Closing Date and ending on the earliest to occur of (i) the last day of the Revolving Period and (ii) October 31, 2002; provided that, at least 90 days prior to the end of the Commitment Period, the Trust and the related VBC Holder may agree to reextend the Commitment Period applicable to such Variable Base Certificate as described herein for up to an additional 364 days (but not beyond July 31, 2003), in which case, the related Commitment Period will end on the last day of the related Commitment Period as so extended (or the last day of the Revolving Period if the Revolving Period terminates earlier). A VBC Holder will be required to advance funds in response to requests for drawings only during the Commitment Period applicable to its Variable Base Certificate(s) and only if all conditions precedent to such drawings are satisfied as of the respective dates on which such advances are to be made.

  "Commitment Termination Payment" means, with respect to any Distribution Date relating to a Collection Period that commences during the Revolving Period, the payment of principal to VBC Holders holding Variable Base Certificates as to which the related Commitment Period terminated prior to the commencement of the related Collection Period, pursuant to Section 4.2(a)(i) hereof, in an aggregate amount calculated as the sum of the amounts equal to, with respect to each such Variable Base Certificate, the lesser of (1) the related Controlled Amortization Amount and (2) the portion of the related Cumulative Controlled Amortization Amount not already funded through one or more distributions, in respect of such Variable Base Certificate following the end of such Commitment Period and prior to such current Distribution Date, Discretionary Prepayments and Commitment Termination Payments.

  "Controlled Amortization Amount" means, for any Variable Base Certificate and any Distribution Date, either (a) if the Controlled Amortization Period commences on or prior to August 1, 2003, or the Commitment Period for such Variable Base Certificate (giving effect to any extension thereto) terminates on or prior to July 31, 2003, 1/6th of the portion of the VBC Principal Balance allocable thereto as of the close of the last day of the last Collection Period that commenced during the Commitment Period for such Variable Base Certificate, or (b) if the Controlled Amortization Period for such Variable Base Certificate commences on August 1, 2003, or the Commitment Period for such Variable Base Certificate (giving effect to any extension thereto) terminates on July 31, 2003, 1/12th of the portion of the VBC Principal Balance allocable thereto as of the close of the last day of the last Collection Period that commenced during the Commitment Period for such Variable Base Certificate.

  "Controlled Amortization Date" means, November 1, 2002, unless the Commitment Period for any Variable Base Certificate is reextended, in which case it means the first day of the calendar month following the last calendar month that commences during the related reextended Commitment Period.

  "Controlled Amortization Period" means, unless an Early Amortization Period shall have commenced prior to such date, the period scheduled to begin on November 1, 2002 (or, if the Revolving Period is reextended, the day following the last day of the reextended Revolving Period or August 1, 2003 if such reextension is through the end of the Series 1999-1 Revolving Period), and ending upon the earliest of (a) the occurrence of an Early Amortization Event, (b) the date on which the VBC Principal Balance shall have been reduced to zero and (c) the Distribution Date in May 2003, or, if the Revolving Period is reextended, the Distribution Date in the sixth calendar month following the last day of such reextended Revolving Period, or, if reextended through the end of Series 1999-1 Revolving Period, the Distribution Date in August 2004.

  "Cumulative Controlled Amortization Amount" means, for any Variable Base Certificate and any Distribution Date, the sum of the Controlled Amortization Amounts due with respect to such Variable Base Certificate on each Distribution Date to and including such Distribution Date.

  "Default Amount" means, (i) with respect to any Allocation Day during a Collection Period, the aggregate amount of Receivables recognized by the Servicer as becoming Defaulted Receivables since the beginning of the preceding Allocation Day but prior to the beginning of the current Allocation Day, and (ii) with respect to any Distribution Date or Collection Period, an amount equal to the aggregate of the Default Amounts recognized by the Servicer on each Allocation Day during the related (or, as applicable, such) Collection Period.

  "Default Rate" with respect to any Collection Period, means the annualized percentage equivalent of a fraction, the numerator of which is the Default Amount for such month and the denominator of which is the Pool Balance as of the first day of such month.

  "Delinquency Rate" with respect to any Collection Period, means the percentage equivalent of a fraction, the numerator of which is the aggregate of the balances of Eligible Receivables that are 60 or more days Contractually Delinquent as of the last day of such month, and the denominator of which is the Pool Balance as of the last day of such month.

  "Depositor" means Gottschalks Credit Receivables Corporation, and its successors in interest to the extent permitted hereunder.

  "Discretionary Prepayment" means, with respect to any Distribution Date or other Business Day specified in the applicable Notice of Discretionary Prepayment as of the date of distribution thereof, the distribution of funds available for such a Discretionary Prepayment, pursuant to the applicable provisions of Section 4.2 or Section 6.1(c) hereof as a payment of principal to the VBC Holders, in the aggregate amount specified in such notice.

  "Discretionary Prepayment Account" shall have the meaning specified in Section 6.1(f) hereof. Deposits into and withdrawals from the Discretionary Prepayment Account shall be made in accordance with the provisions of Section 6.1(f) hereof.

  "Distribution Date" means the fifteenth day of each month (or, if such day is not a Business Day, the next succeeding Business Day).

  "Downgrade Period" means the period from and after the date as of which the Rating Agency shall have reduced its rating of the Variable Base Certificates to below A- or withdrawn its rating thereof, to the date on which the Rating Agency shall maintain a rating of the Variable Base Certificates of A- or above.

  "Draw Account" means the account created and maintained as such by the Trustee pursuant to Section 6.1(d) hereof.

  "Draw Date" means the date upon which any Increase is to be funded as specified in the related Request for Increase delivered pursuant to Section 6.1, which date (except for the initial Draw Date, which was November 17, 2000) must be (i) the fifteenth day of a calendar month (or if such fifteenth day is not a Business Day, the next succeeding Business Day), or (ii) the last Business Day of a calendar month, and in any case must occur during a Commitment Period.

  "Drawing Fee" means the $2,000 fee payable pro rata to the Certificate Administrator and each VBC Holder, other than Tice & Co., on the Draw Date in connection with any Increase in the VBC Invested Amount made pursuant to Section 6.1(b) hereof.

  "Early Amortization Event" means any Early Amortization Event specified in Section 9.01 of the Agreement, together with any additional Early Amortization Event specified in Section 7.1 hereof.

  "Early Amortization Period" means the period following the occurrence of an Early Amortization Event.

  "Eligible Past Due Receivables" means any Receivable that is 120 or more days Contractually Delinquent but has not been classified as a Defaulted Receivable such that, but for the operation of clause (h) of the definition of "Eligible Receivables," it would be classified as an "Eligible Receivable."

  "Excess Spread" with respect to any Distribution Date or related Collection Period means the annualized percentage equivalent of a fraction, (a) the numerator of which is Investor Finance Charge Collections allocated during the related (or, as applicable, such) Collection Period less (i) the amount of accrued Monthly Servicing Fees for such Collection Period, (ii) interest, Commitment Fees and Breakage Fees accrued during the related Collection Period and (iii) the sum of the Investor Default Amounts allocated during the related Collection Period, and (b) the denominator of which is the average for the related Collection Period of the Adjusted Invested Amount applicable for the allocation of Series Principal Collections to Series 2000-1 for each day during the related Collection Period.

  "Exchangeable Amount" means, as of any date of determination, the Exchangeable Holder's Interest as of such date of determination.

  "Exchangeable Component" shall mean, as of any time of determination, in the case of the Retained Amount Account, the amount set forth as of such time on the ledger maintained by the Servicer in accordance with Section 6.1(g)(ii) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Section 6.1(g)(iii)(A) hereof less amounts withdrawn therefrom in accordance with Section 6.1(g)(iii)(B).

  "Exchangeable Holder's Interest" means as of any date of determination, for purposes of making allocations of Series Finance Charge Collections, Series Principal Collections or Series Default Amounts, the difference (but not less than zero) of the Series Pool Balance minus the Adjusted Invested Amount applicable on such date for the allocation of Series Principal Collections.

  "Exchangeable Holder's Percentage" as of any date of determination and with respect to the allocation of Series Finance Change Collections, Series Principal Collections or Series Default amounts, as the case maybe, means 100% minus the VBC Allocation Percentage applicable to the allocation of Series Finance Change Collections, Series Principal Collections or Series Default amounts, as the case maybe, as of such date.

  "Expected Final Distribution Date" means the May, 2003 Distribution Date, except that if the Commitment Period for any Variable Base Certificate is reextended, then for such Variable Base Certificate, the Distribution Date in the month following the last Collection Period of the related reextended Controlled Amortization Period.

  "Gottschalks" means Gottschalks Inc., a Delaware corporation.

  "Increase" means any increase (or, as the context may require, the amount of any increase) in the VBC Invested Amount and VBC Principal Balance pursuant to Section 6.1(b) hereof.

  "Index Rate" means, for any Interest Period, LIBOR calculated as described herein; provided that if LIBOR cannot be calculated as described herein on the related LIBOR Determination Date, then for such Interest Period, the Index Rate shall be the Base Rate.

  "Initial VBC Invested Amount" means $8,000,000, which was the aggregate amount of the advances made by VBC Holders on November 16, 2000.

  "Interest Period" means, with respect to any Distribution Date, the period from and including each Distribution Date (or, in the case of the first Interest Period, the Closing Date) to but excluding the next following Distribution Date.

  "Investor Component" shall mean, as of any time of determination, the amount set forth as of such time on the ledger maintained by the Servicer in accordance with Section 6.1(g)(ii) hereof as representing the net balance of deposits made to the Retained Amount Account pursuant to Sections 4.1(d)(i)(F) and 4.1(d)(ii)(F) hereof less amounts withdrawn therefrom in accordance with Section 6.1(g)(iii)(B).

  "Investor Default Amount" means, with respect to any day during a Collection Period, the product of (i) the Series Default Amount for such day and (ii) the VBC Allocation Percentage applicable to the allocation of Series Default Amounts on such day.

  "Investor Default Holdback Amount" means, with respect to (a) any Collection Period (other than the initial Collection Period), the greater of (A) the Investor Default Amount which the Servicer reasonably anticipates for such Collection Period or (B) the average of the Investor Default Amounts for each of the twelve consecutive Collection Periods preceding such Collection Period (or, for the initial twelve Collection Periods, for as many Collection Periods as have occurred since the Closing Date), and (b) the initial Collection Period, will be $50,000.

  "Investor Finance Charge Collections" means, with respect to any day during a Collection Period, the sum of (1) the product of (i) the Series Finance Charge Collections for such day and (ii) the VBC Allocation Percentage applicable to the allocation of Series Finance Charge Collections on such day and (2) the earnings (net of losses and investment expenses) on funds deposited in the Retained Amount Account on such day.

  "Investor Investment Proceeds" means, with respect to any Distribution Date, the product of (i) the Series 2000-1 Allocation Percentage applicable to the allocation of Finance Charge Collections as of the related Determination Date and (ii) the amount of interest and other investment earnings (net of losses and investment expenses) on funds held in the Collection Account credited to the Collection Account as of such Determination Date pursuant to Section 4.02 of the Agreement (to the extent that the Depositor has directed the Trustee to retain such amounts rather than releasing them to the Depositor as permitted by Section 4.02 of the Agreement).

  "Investor Principal Collections" means, with respect to any day during a Collection Period, the product of (i) the Series Principal Collections for such day and (ii) the VBC Allocation Percentage applicable to the allocation of Series Principal Collections on such day.

  "LIBOR" means, with respect to any Interest Period, the rate specified as such on the Telerate Page 3750, as of 11:00 a.m. (London time) on the related LIBOR Determination Date, for one-month deposits in United States dollars, as quoted by Bloomberg Financial Commodities News Service; provided, however, that if on such LIBOR Determination Date such quotation does not appear on the Telerate Page 3750, LIBOR for such Interest Period will be either (a) the arithmetic mean of the rates, as requested by the Trustee, at which one-month deposits in United States dollars are offered by the principal London office of each of the LIBOR Reference Banks at approximately 11:00 a.m. (London time) on such LIBOR Determination Date to prime banks in the London interbank market and in a principal amount of not less than $10,000,000 that is representative for a single transaction in such market at such time, if at least two such quotations are provided, or (b) if fewer than two quotations are provided as described in the preceding clause (a), the arithmetic mean of the rates, as requested by the Trustee, quoted by three major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on such LIBOR Determination Date, for one-month loans in United States dollars to leading European banks and in a principal amount of not less than $10,000,000 that is representative for a single transaction in such market at such time; provided, however, that if fewer than two such banks selected by the Trustee are providing such quotations, LIBOR will be deemed to not be calculable on such LIBOR Determination Date. Any arithmetic mean calculated for purposes of determining LIBOR will be rounded, if necessary, to the nearest eighth decimal place. All such determinations will be final and not subject to challenge, absent manifest error.

  "LIBOR Business Day" means any day on which banks in both London, England and New York, New York are open for business.

  "LIBOR Determination Date" means, for any Interest Period, the second LIBOR Business Day preceding the first day of such Interest Period.

  "LIBOR Reference Banks" means, initially, Barclays Bank PLC, The Chase Manhattan Bank, Citibank, N.A. and National Westminster Bank PLC. Each Reference Bank must be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market and must have an established place of business in London. If any such bank fails to meet the qualifications of a Reference Bank, the Trustee will designate (by written notice to the Servicer and the Holders of the Variable Base Certificates) one or more alternative Reference Banks meeting the foregoing criteria.

  "Monthly Payment Rate" means, with respect to any Collection Period, the percentage equivalent of a fraction, the numerator of which is the aggregate amount of all Collections in respect of Eligible Receivables received during such month, and the denominator of which is the Pool Balance as of the first day of such month.

  "Monthly Servicing Fee" means, with respect to any Distribution Date, an amount equal to the product of one-twelfth of 3.00% per annum and the average daily VBC Invested Amount during the related Collection Period.

  "Notice of Discretionary Prepayment" has the meaning assigned in Section 6.1.

  "Officer's Certificate" means a certificate signed by an Authorized Officer of the Depositor or the Servicer, as the case may be.

  "Optional Purchase Price" means, with respect to any Distribution Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (a) the VBC Invested Amount on such Distribution Date, plus (b) accrued and unpaid VBC Monthly Interest (including any Carryover Interest) and any accrued and unpaid Commitment Fees and Breakage Fees (including any Carryover Commitment, Breakage and Administrative Fees).

  "Portfolio Yield" means, with respect to any Collection Period, the annualized percentage equivalent of a fraction (a) the numerator of which is Series Finance Charge Collections for such Collection Period less Series Default Amounts for such Collection Period and (b) the denominator of which is the average of the Series Pool Balance as of the open of business on each day during such Collection Period.

  "Prime Rate" means, with respect to any Interest Period, the rate on the applicable Prime Rate Determination Date published in H.15(519) under the heading "Bank Prime Loan." The following procedures will be followed if the Prime Rate cannot be determined as described above:

  (i) If the rate referred to above is not so published by 3:00 p.m., New York City time, on the applicable Prime Rate Determination Date, the Prime Rate for the applicable Prime Rate Determination Date will be the rate on the applicable Prime Rate Determination Date published in H.15 Daily Update, or such other recognized electronic source used for the purpose of displaying the applicable rate under the caption "Bank Prime Loan."

  (ii) If the rate referred to in clause (i) above is not so published by 3:00 p.m., New York City time, on the applicable Prime Rate Determination Date, the Prime Rate for the applicable Prime Rate Determination date will be the rate calculated by the Trustee as the arithmetic mean of the rates of interest publicly announced by the banks that appear on the Reuters Screen US PRIME 1 Page as the particular bank's prime rate or base lending rate as of 11:00 a.m., New York City time, on the applicable Prime Rate Determination Date, so long as at least four rates appear on the page.

  (iii) If fewer than the four rates described in clause (ii) above appear in Reuters Screen US PRIME 1 by 3:00 p.m., New York City time, on the applicable Prime Rate Determination Date, the Prime Rate for the applicable Prime Rate Determination Date will be the rate calculated by the Trustee as the arithmetic mean of the prime rates or base lending rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on the applicable Prime Rate Determination Date by three major banks, which may include the Trustee and its affiliates, in the City of New York selected by the Trustee.

  (iv) If the banks selected by the Trustee are not quoting as described in clause (iii) above, the Prime Rate for the applicable Prime Rate Determination Date will be the Prime Rate in effect on the preceding Prime Rate Determination Date.

  "Prime Rate Business Day" means any day on which banks in New York, New York are open for business.

  "Prime Rate Determination Date" means for any Interest Period, the second Prime Rate Business Day preceding the first day of such Interest Period.

  "Rating Agency" means Fitch, Inc. or its successors.

  "Related Collection Period" means, with respect to (a) any Distribution Date or Determination Date, the immediately preceding Collection Period and (b) any Allocation Day, the Collection Period during which such Allocation Day occurs.

  "Related Distribution Date" means, with respect to any Collection Period or Determination Date or Allocation Day, the Distribution Date following, as applicable, such Collection Period or Determination Date or the calendar month in which such Allocation Day occurs.

  "Request for Increase" means the notice to be delivered to the Trustee and each VBC Holder in connection with any Increase pursuant to Section 6.1 hereof, substantially in the form attached as Exhibit E hereto.

  "Required Exchangeable Certificate Amount" for Series 2000-1 means, for any date of determination, the product of (i) the Adjusted Invested Amount as of such date of determination and the greater of (A) 7.00% and (B) the percentage equivalent of a fraction:

  (1) the numerator of which is the net amount of charge account refunds or return credits that were given to account holders by Gottschalks during the Anniversary Month; and

  (2) the denominator of which is the aggregate amount of net sales credited to Charge Accounts and recognized by Gottschalks during such Anniversary Month.

  "Required Series Pool Balance" means the Adjusted Invested Amount for purposes of allocating Series Principal Collections on the relevant Allocation Day.

  "Retained Amount Account" shall have the meaning specified in Section 6.1(g)(i) hereof. Deposits into and withdrawals from the Retained Amount Account shall be made in accordance with the provisions of Sections 4.1(d)(i)(F), 4.1(d)(ii)(G) and 6.1(g)(iii) hereof.

  "Retained Exchangeable Amount" means on any Business Day the aggregate of the amounts deposited into the Retained Amount Account in accordance with Section 6.1(g)(iii)(2) that represent the extent to which the Required Exchangeable Certificate Amount has exceeded the sum of the Exchangeable Holder's Interest, the aggregate amount of Eligible Past Due Receivables and Retained Exchangeable Amounts then on deposit in the Retained Amount Account, if any.

  "Reuters Screen US PRIME 1 Page" means the display designated as the "US PRIME 1" page on the Reuters monitor Money Rates Service or such other page as may replace the US PRIME 1 page on that service or any successor service for the purpose of displaying prime rates or base lending rates of major United States banks.

  "Revolving Period" means the period commencing on the Closing Date and ending on October 31, 2002, unless terminated sooner by the occurrence of an Early Amortization Event or reextended to not later than the last day of the Series 1999-1 Revolving Period in connection with the reextension of any Commitment Period by mutual consent of one or more VBC Holders and the Depositor pursuant to Section 6.2 hereof.

  "Series 1999-1 Certificates" means the Series 1999-1 Fixed Base Certificates and the Series 1999-1 Subordinated Certificates issued pursuant to the Series 1999-1 Supplement.

  "Series 1999-1 Closing Date" means March 1, 1999.

  "Series 1999-1 Fixed Base Certificates" means the 7.664% Fixed Base Credit Card Certificates, Series 1999-1 issued pursuant to the Series 1999-1 Supplement.

  "Series 1999-1 Revolving Period" means the period that commenced on the Series 1999-1 Closing Date and will end on the earlier of (i) the last day of the Collection Period relating to the Distribution Date in August 2003 and (ii) the close of business on the Business Day immediately preceding the day on which an Early Amortization Period (as such term is defined in the Series 1999-1 Supplement) commences.

  "Series 1999-1 Subordinated Certificates" means the Subordinated Certificates, Series 1999-1 issued pursuant to the Series 1999-1 Supplement.

  "Series 1999-1 Supplement" means the Series 1999-1 Supplement to the Pooling and Servicing Agreement dated as of March 1, 1999, as the same may from time to time be amended or modified in accordance with the Agreement.

  "Series 2000-1" means the Series comprised of the Variable Base Certificates created pursuant to this Series Supplement.

  "Series 2000-1 Allocation Percentage" shall mean the Series Allocation Percentage for Series 2000-1 as calculated in accordance with the Agreement.

  "Series 2000-1 Maximum Invested Amount" means $20,000,000.

  "Series Default Amount" means, for each Allocation Day, an amount equal to the product of (a) the amount of the Default Amounts recognized on such Allocation Day but prior to the beginning of the current Allocation Day and (b) the Series 2000-1 Allocation Percentage applicable to the allocation of Default Amounts as of such Allocation Day.

  "Series Finance Charge Collections" means, for each Allocation Day, an amount equal to the product of (a) the amount of the Finance Charge Collections received since the beginning of the preceding Allocation Day but prior to the beginning of the current Allocation Day and (b) the Series 2000-1 Allocation Percentage applicable to the allocation of Finance Charge Collections as of such Allocation Day.

  "Series Issuance Date" means the Closing Date.

  "Series Pool Balance" means, as of any date of determination, the product of (a) the Pool Balance as of such date and (b) the Series 2000-1 Allocation Percentage applicable to the allocation of Principal Collections as of such date.

  "Series Principal Collections" means, for each Allocation Day, an amount equal to the product of (a) the amount of the Principal Collections received since the beginning of the preceding Allocation Day but prior to the beginning of the current Allocation Day and (b) the Series 2000-1 Allocation Percentage applicable to the allocation of Series Principal Collections as of such Allocation Day.

  "Series Termination Date" means the Distribution Date in September 2006.

  "Servicing Fee Rate" means 3.0% per annum.

  "Standby Servicer" means Bankers Trust Company or such other party as may be appointed by the Trustee to stand ready to act as a Successor Servicer in the event that Gottschalks is removed as Servicer.

  "Variable Base Certificates" shall have the meaning specified in Section 1.1 hereof.

  "VBC Allocation Percentage" means, as of any date of determination, the percentage determined as follows:

  (i) With respect to Series Finance Charge Collections:

  (a) if no Early Amortization Event has occurred, the percentage equivalent of (1) the sum of the VBC Invested Amount, plus 10.50% of the VBC Invested Amount, plus the VBC Notional Amount as of such date, divided by (2) the Series Pool Balance as of such date; and

  (b) if an Early Amortization event has occurred, the percentage equivalent of (1) the sum of the VBC Invested Amount, plus 10.50% of the VBC Invested Amount as of the date on which such Early Amortization Event occurs, divided by (2) the Series Pool Balance as of the date on which such Early Amortization Event occurs; and

  (ii) With respect to Series Default Amounts, the percentage equivalent of (1) the sum of the VBC Invested Amount, plus 10.50% of the VBC Invested Amount as of such date, divided by (2) the Series Pool Balance as of such date; and

  (iii) With respect to Series Principal Collections:

  (a) if no Early Amortization Event has occurred, on each date on or prior to the last day of the last Collection Period that commences during a period that is a Commitment Period for all outstanding Variable Base Certificates, the percentage equivalent of (1) the sum of the VBC Invested Amount, plus 10.50% of the VBC Invested Amount as of such date, divided by (2) the Series Pool Balance as of such date;

  (b) if no Early Amortization Event has occurred, on each date during a Collection Period that commences during a period that is a Commitment Period for some, but not all, outstanding Variable Base Certificates (giving effect to any extensions), the percentage equivalent of (1) the sum of (A) the sum of the portions of the VBC Invested Amount allocable to each non- extended Variable Base Certificate as of the close of the last day of the last Collection Period that commenced during the related Commitment Period, plus (B) the sum of the portions of the VBC Invested Amount on such current date allocable to each extended Variable Base Certificate as of such date, plus (C) 10.50% of the VBC Invested Amount as of such date, divided by (2) the Series Pool Balance as of such date;

  (c) if no Early Amortization Event has occurred, on each date during a Collection Period that commences during a period that is not a Commitment Period for any Variable Base Certificates (giving effect to any extensions), the percentage equivalent of (1) the sum of (A) the sum of the portions of the VBC Invested Amount allocable to each outstanding Variable Base Certificate as of the close of the last day of the last Collection Period that commenced during the related Commitment Period, plus (B) 10.50% of the VBC Invested Amount as of the close of the last day of the last Collection Period that commenced during the last Commitment Period to expire, divided by (2) the Series Pool Balance as of the close of the last day of the last Collection Period that commenced during the last Commitment Period to expire; and

  (d) if an Early Amortization Event has occurred, then on each date thereafter, the percentage equivalent of (1) the sum of (A) the VBC Invested Amount as the day on which such Early Amortization Event occurs, plus (B) 10.50% of the VBC Invested Amount as of the day on which such Early Amortization Event occurs, divided by (2) the Series Pool Balance as of the day on which such Early Amortization Event occurs.

  "VBC Holder" means, with respect to any Variable Base Certificate on any date, the Person in whose name such Variable Base Certificate is registered on such date.

  "VBC Interest Rate" means, for any Interest Period, the greater of (i) the Index Rate plus 2.75% per annum and (ii) 5.00%, plus, for any Interest Period commencing during any Downgrade Period, an additional 0.50% per annum.

  "VBC Invested Amount" means, as of any date of determination, an amount equal to (i) the Initial VBC Invested Amount, minus (ii) the amount of principal payments made to the VBC Holders in respect of the VBC Invested Amount prior to such date of determination, minus (iii) the aggregate amount of VBC Investor Charge-Offs previously allocated and not reimbursed prior to such date of determination, plus (iv) any Increases in the VBC Invested Amount pursuant to Section 6.1(b) hereof made prior to such date of determination.

  "VBC Investor Charge-Off" shall have the meaning specified in Section 4.4 hereof.

  "VBC Monthly Interest" shall have the meaning specified in Section 4.3 hereof.

  "VBC Notional Amount" means, as of any date of determination, an amount equal to (i) the product of (a) the Pool Balance, (b) the VBC Unfunded Amount and (c) 0.000006944 divided by (ii) the amount of Finance Charge Collections received on the preceding Business Day.

  "VBC Principal Balance" means, as of any date of determination, an amount equal to (i) the Initial VBC Invested Amount, minus, (ii) the amount of principal payments made to the VBC Holders in respect of the VBC Invested Amount prior to such date of determination, plus (iii) any Increases in the VBC Invested Amount pursuant to Section 6.1(b) hereof made prior to such date of determination.

  "VBC Unfunded Amount" means, as of any date of determination during the period when any Variable Base Certificates are in their Commitment Periods, the excess of (i) $20,000,000 less the portion of the VBC Invested Amount attributable to Variable Base Certificates whose Commitment Periods have terminated over (ii) the VBC Invested Amount as of such date of determination less the portion thereof allocable to Variable Base Certificates whose Commitment Periods have terminated. As of any date of determination after the Commitment Periods for all Variable Base Certificates have terminated, the "VBC Unfunded Amount" will be zero.

  (b) Notwithstanding anything to the contrary in this Series Supplement or the Agreement, the term "Rating Agency" means, whenever used in this Series Supplement or the Agreement with respect to the Variable Base Certificates, Fitch, Inc.

  (c) All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. The definitions in this Section 2.1 are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

  (d) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Series Supplement shall refer to this Series Supplement as a whole and not to any particular provision of this Series Supplement; references to any Article, Section or Exhibit are references to Articles, Sections and Exhibits in or to this Series Supplement unless otherwise specified; and the term "including" means "including without limitation".

  (e) References herein to "Collections received" shall be deemed to include Collections received and processed as to principal and finance charges and shall not include unprocessed Collections (i.e., Collections which have been received but for which the Servicer in the ordinary course of its business has not yet identified in its computer records the principal and finance charge components).

  Servicing Fee

      Servicing Compensation. The Monthly Servicing Fee shall be payable to the Servicer, in arrears, on each Distribution Date until the earlier of the first Distribution Date following the Series Termination Date and the first Distribution Date following the termination of the Revolving Period on which the VBC Principal Balance is reduced to zero. In no event shall the Trust, the Trustee or the VBC Holders be liable for any other servicing fee. The Monthly Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in accordance with the terms of this Series Supplement pursuant to the priorities set forth in Section 4 hereof.

  Rights of Certificateholders and
  Allocation and Application of Collections

      Allocations.

        General. On each Allocation Day, Finance Charge Collections, Principal Collections and Default Amounts will be allocated as between outstanding Series as set forth in the Pooling and Servicing Agreement. Series Finance Charge Collections, Series Principal Collections and Series Default Amounts shall be allocated as between the Variable Base Certificates and the Exchangeable Certificate on each Allocation Day, and shall be distributed as set forth in this Article IV.

        Daily Distribution of Collections to the Holder of the Exchangeable Certificate. At the beginning of each Allocation Day, the Servicer shall direct the Trustee in writing to withdraw from the Collection Account and distribute to the holder of the Exchangeable Certificate (i) an amount equal to the product of (A) the Exchangeable Holder's Percentage applicable to the allocation of Series Finance Charge Collection on such day and (B) the amount of Finance Charge Collections allocated as Series Finance Charge Collections for such Allocation Day, and (ii) an amount equal to the product of (A) the Exchangeable Holder's Percentage applicable to the allocation of Series Principal Collections on such day and (B) the amount of Principal Collections allocated as Series Principal Collections for such Allocation Day. In addition, at the beginning of each Allocation Day, the Servicer shall allocate to the Holder of the Exchangeable Certificate an amount equal to the product of (A) the Exchangeable Holder's Percentage applicable to the allocation of Series Default Amounts on such day and (B) the amount of Default Amounts allocated as Series Default Amounts for such Allocation Day.

        Allocation of Series Finance Charge Collections. On each Allocation Day during a Collection Period, the Servicer will allocate Series Finance Charge Collections to the Variable Base Certificates based on the applicable VBC Allocation Percentage. On each Allocation Day the Servicer will allocate Investor Finance Charge Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

        (i) an amount equal to the Monthly Servicing Fee for such Collection Period (based on the assumption as of such day that no reduction of the VBC Invested Amount will occur prior to the last day of such Collection Period and that any Increase that the Servicer has notified the Trustee may be requested on a Business Day later in such Collection Period will in fact be made on such Business Day), plus an amount equal to the amount of any previously accrued and unpaid Monthly Servicing Fee;

        (ii) an amount equal to the sum of VBC Monthly Interest, Commitment Fees , Breakage Fees and Administrative Fees that will accrue during the related Interest Period (based on the assumption as of such day that no reduction of the VBC Invested Amount will occur prior to the last day of such Interest Period), plus an amount equal to the amount of any Carryover Interest and Carryover Commitment, Breakage and Administrative Fees;

        (iii) an amount equal to the Investor Default Holdback Amount for the Related Collection Period;

        (iv) an amount equal to all unreimbursed VBC Investor Charge-Offs previously allocated to the Variable Base Certificates;

        (v) an amount equal to the amount required to reimburse the Trustee for extraordinary expenses reasonably incurred by it in the performance of its duties, to the extent such expenses are reasonably allocated to Series 2000-1 and notified by written notice delivered to the Servicer prior to such Collection Period, setting forth in reasonable detail the amount and nature of such expenses;

        (vi) for deposit into the Capitalized Interest Account in accordance with the provisions of Section 6.1(e) hereof, an amount equal to the amount specified in a notice delivered by the Servicer to the Trustee in anticipation of an Increase;

        (vii) for deposit into the Discretionary Prepayment Account in accordance with the provisions of Section 6.1(f) hereof, an amount equal to the amount of any Discretionary Prepayment to be made on any date after such Allocation Date as specified in a Notice of Discretionary Prepayment delivered to the Trustee and each VBC Holder; and

        (viii) the balance shall be released on such date to the Depositor for application in accordance with the Receivables Purchase Agreement.

        Allocation of Series Principal Collections. On each Allocation Day during a Collection Period, the Servicer will allocate Series Principal Collections to the Variable Base Certificates based on the applicable VBC Allocation Percentage. On each Allocation Day the Servicer will allocate Investor Principal Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

        (i) Revolving Period: At the beginning of each Allocation Day during the Revolving Period, the Servicer will allocate Investor Principal Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

        (A) an amount equal to the amount of all unreimbursed VBC Investor Charge-Offs (to the extent not funded from Investor Finance Charge Collections as set forth above);

        (B) an amount equal to the aggregate amount of Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period and prior to such Allocation Day (to the extent such amount exceeds the Investor Default Holdback Amount for such Collection Period, or the portion thereof funded from Investor Finance Charge Collections as set forth above, and amounts available to be withdrawn from the Investor Component of the Retained Amount Account);

        (C) an amount equal to the Commitment Termination Payment for the related Distribution Date (calculated based on the assumption as of such day that no reduction in the portion of the VBC Principal Balance allocated to the Variable Base Certificates in respect of which such payment will be made will occur prior to the last day of such Collection Period other than as a result of Discretionary Prepayments occurring prior to such last day as to which Servicer has already delivered a Notice of Discretionary Prepayment, which Discretionary Prepayments will be included in such calculation), which amount shall be paid as a payment of principal on the related Distribution Date on a pro rata basis to each VBC Holder as to which the related Commitment Period terminated prior to the commencement of the Related Collection Period;

        (D) for deposit into the Capitalized Interest Account in accordance with the provisions of Section 6.1(e) hereof, an amount equal to the amount specified in a notice delivered by the Servicer to the Trustee in anticipation of an Increase (to the extent not funded from Investor Finance Charge Collections as described above);

        (E) for deposit into the Discretionary Prepayment Account in accordance with the provisions of Section 6.1(f) hereof, an amount equal to the amount of any Discretionary Prepayment to be made on any date after such Allocation Date as specified in a Notice of Discretionary Prepayment delivered to the Trustee and each VBC Holder (to the extent not funded from Investor Finance Charge Collections as described above);

        (F) for deposit into the Retained Amount Account an amount equal to the amount required to be deposited into the Retained Amount Account on such date pursuant to Section 6.1(g)(iii)(A); and

        (G) the balance shall be paid on such date to the Depositor for application in accordance with the Receivables Purchase Agreement.

        (ii) Controlled Amortization Period: At the beginning of each Allocation Day during the Controlled Amortization Period, the Servicer will allocate Investor Principal Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

        (A) the sum of an amount, for each Variable Base Certificate, equal to the lesser of (a) the related Controlled Amortization Amount and (b) the portion of the related Cumulative Controlled Amortization Amount not already funded through one or more distributions of Controlled Amortization Amounts or Discretionary Prepayments following the end of the related Commitment Period and prior to such current Allocation Date;

        (B) an amount equal to the amount of any remaining unreimbursed VBC Investor Charge-Offs (to the extent not funded from Investor Finance Charge Collections as set forth above);

        (C) an amount equal to the aggregate amount of the Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period prior to such Allocation Date (to the extent such amount exceeds the Investor Default Holdback Amount, or the portion thereof previously funded from Investor Finance Charge Collections as set forth above, and amounts available to be withdrawn from the Investor Component of the Retained Amount Account);

        (D) for deposit into the Capitalized Interest Account in accordance with the provisions of Section 6.1(e) hereof, an amount equal to the amount specified in a notice delivered by the Servicer to the Trustee in anticipation of an Increase (to the extent not funded from Investor Finance Charge Collections as set forth above);

        (E) for deposit into the Discretionary Prepayment Account in accordance with the provisions of Section 6.1(f) hereof, an amount equal to the amount of any Discretionary Prepayment to be made on any date after such Allocation Date as specified in a Notice of Discretionary Prepayment delivered to the Trustee and each VBC Holder (to the extent not funded from Investor Finance Charge Collections as set forth above);

        (F) for deposit into the Retained Amount Account an amount equal to the amount required to be deposited into the Retained Amount Account on such date pursuant to Section 6.1(g)(iii)(A); and

        (G) the balance shall be paid on such date to the Depositor for application in accordance with the Receivables Purchase Agreement.

        (iii) Early Amortization Period: At the beginning of each Allocation Day during the Early Amortization Period, the Servicer will allocate Investor Principal Collections in the following amounts and in the following priorities (in each case until the referenced amounts have been so allocated during the related Collection Period):

        (A) an amount equal to the VBC Principal Balance until the VBC Principal Balance has been reduced to zero; and

        (B) the balance to the Depositor for application in accordance with the Receivables Purchase Agreement.

        Allocation of Series Default Amounts. On each Allocation Day during a Collection Period, the Servicer will allocate Series Default Amounts to the Variable Base Certificates based on the applicable VBC Allocation Percentage.

        Application of Funds Allocated to Fund the Investor Default Amounts. On each Distribution Date the Servicer shall direct the Trustee in writing to apply the Investor Default Holdback Amount, and Investor Principal Collections allocated to fund Investor Default Amounts pursuant to Section 4.1(d)(i)(B) or Section 4.1(d)(ii)(C), retained in the Collection Account during the Related Collection Period, as Investor Principal Collections available for application in accordance with the priorities set forth in Section 4.2.

      Distributions.

(a) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the VBC Holders or to the Certificate Administrator (in case of the Commitment Fees and Administration Fees) (or, in the case of the distribution of any Commitment Termination Payment pursuant to Section 4.2(a)(i) below, solely to those VBC Holders holding Variable Base Certificates as to which the related Commitment Period terminated prior to the commencement of the related Collection Period) on the following Distribution Date from amounts on deposit in the Collection Account (after payment of the amounts allocated to fund the related Monthly Servicing Fee (and any accrued and unpaid Monthly Servicing Fee for prior periods) as described in Section 4.1(c)(i)):

(i) if such Distribution Date relates to a Collection Period that commences prior to the end of the Revolving Period and during which an Early Amortization Event did not occur, in the following order:

    from Investor Finance Charge Collections and, if those are insufficient, Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Commitment Fees, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

    from remaining Investor Finance Charge Collections, the amount of Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Commitment Termination Payments payable on such Distribution Date or deposits to be made into the Retained Amount Account on such Distribution Date;

    from remaining Investor Finance Charge Collections, the amount of unreimbursed Investor Charge-Offs for such Distribution Date, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Commitment Termination Payments payable on such Distribution Date or deposits to be made into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above);

    from remaining Investor Finance Charge Collections, the amount of any Commitment Termination Payment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above);

    from remaining Investor Finance Charge Collections, the amount of any Discretionary Prepayment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above)

    from remaining Investor Principal Collections, the amount of unreimbursed Investor Charge-Offs for such Distribution Date, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Commitment Termination Payments payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above);

    from remaining Investor Principal Collections, the amount of Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Commitment Termination Payments payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above);

(H) from remaining Investor Principal Collections, the amount of any Commitment Termination Payment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above); and

(I) from remaining Investor Principal Collections, the amount of any Discretionary Prepayment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above).

    if such Distribution Date relates to a Collection Period that commences during the Controlled Amortization Period and during which an Early Amortization Event did not occur, in the following order:

    from Investor Finance Charge Collections and, if those are insufficient, Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

    from remaining Investor Finance Charge Collections, the amount of Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Controlled Amortization Amounts payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date;

    from remaining Investor Finance Charge Collections, the amount of unreimbursed Investor Charge-Offs for such Distribution Date, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and Controlled Amortization Amounts payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

    from remaining Investor Finance Charge Collections, the amount of any Controlled Amortization Amounts payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

    from remaining Investor Finance Charge Collections, the amount of any Discretionary Prepayment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections as set forth above in this Section 4.2(a)(ii));

    from remaining Investor Principal Collections, the sum of the amounts equal to, with respect to each Variable Base Certificate, the lesser of (a) the related Controlled Amortization Amount for such Variable Base Certificate and (b) the portion of the related Cumulative Controlled Amortization Amount that has not already been funded through one or more distributions of Controlled Amortization Amounts or Discretionary Prepayments in respect of such Variable Base Certificate made since the termination of the Revolving Period and prior to such Distribution Date;

    from remaining Investor Principal Collections, the amount of unreimbursed Investor Charge-Offs for such Distribution Date, but not in excess of the aggregate amount, if any, of in Discretionary Prepayments and payments made in respect of Controlled Amortization Amounts or Cumulative Controlled Amortization Amounts payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above in this Section 4.2(a)(ii));

    from remaining Investor Principal Collections, the amount of Investor Default Amounts allocated to the Variable Base Certificates during the Related Collection Period, but not in excess of the aggregate amount, if any, of Discretionary Prepayments and payments made in respect of Controlled Amortization Amounts or Cumulative Controlled Amortization Amounts payable on such Distribution Date or amounts required to be deposited into the Retained Amount Account on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above in this Section 4.2(a)(ii)); and

    from remaining Investor Principal Collections, the amount of any Discretionary Prepayment payable on such Distribution Date (to the extent not funded from Investor Finance Charge Collections and Investor Principal Collections as set forth above in this Section 4.2(a)(ii))).

    if such Distribution Date relates to a Collection Period that commences after the occurrence of an Early Amortization Event or during which an Early Amortization Event occurs, in the following order:

    from Investor Finance Charge Collections and Investor Principal Collections, an amount equal to the sum of the VBC Monthly Interest, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on such Distribution Date;

    from Investor Finance Charge Collections and Investor Principal Collections, an amount equal to the outstanding VBC Principal Balance on such Distribution Date.

(b) On or before each Determination Date, the Servicer shall provide written directions to the Trustee directing the Trustee to distribute to the Servicer on the following Distribution Date the related Monthly Servicing Fee and any accrued and unpaid Monthly Servicing Fee for any prior Collection Period, to the extent amounts have been allocated therefor and retained in the Collection Account and the Discretionary Prepayment Account during the related Collection Period pursuant to Section 4.1(c)(i); provided, however, that so long as Gottschalks is the Servicer, the Trustee shall first deduct from any amount payable to the Servicer pursuant to this paragraph an amount equal to the sum of (i) any accrued but unpaid trustee's fees owed to it pursuant to Section 11.05 of the Agreement and (ii) any accrued but unpaid fees of the Standby Servicer, but in no event in excess of the amounts that have been allocated therefor and retained in the Collection Account during the related Collection Period pursuant to Section 4.1(c)(i). In addition, on each Allocation Day, the Trustee will be entitled to withdraw from the Collection Account an amount equal to the amount, if any, allocated to fund extraordinary expenses of the Trustee pursuant to Section 4.1(c)(v).

(c) On each Distribution Date, the Servicer shall provide written instructions to the Trustee directing the Trustee to distribute all amounts retained in the Collection Account pursuant to Section 4.1 and Section 4.2 and not required for any other purpose hereunder to the Depositor for application in accordance with the Receivables Purchase Agreement.

(d) Other Amounts. The withdrawals to be made from the Collection Account pursuant to this Section 4.2 do not apply to deposits into the Collection Account that do not represent Collections or Adjustment Payments, which excluded deposits (A) include proceeds from the sale, disposition or liquidation of Receivables or the Investor's Interest pursuant to Section 2.03(b), Section 9.02 or Section 12.02 of the Agreement, (B) exclude Transfer Deposit Amounts, to which this Section 4.2 does apply and (C) shall be distributable pursuant to the priorities set forth in Article IX hereof.

      Determination of VBC Monthly Interest, Commitment Fees and Breakage Fees. On each Determination Date, the Servicer will calculate the amount of interest that will have accrued on the Variable Base Certificates during the related Interest Period ("VBC Monthly Interest") by multiplying the outstanding VBC Principal Balance for each day during such Interest Period (calculated based on the assumption as of such Determination Date that no increase or reduction in the VBC Principal Balance will occur prior to the related Distribution Date other than as a result of Discretionary Prepayments occurring prior to such Distribution Date and as to which the Servicer has already delivered a Notice of Discretionary Prepayment, which Discretionary Prepayment will be included in such calculation) by the applicable VBC Interest Rate and dividing each such result by 360, and then summing the results. On each Determination Date, the Servicer will calculate the amount of Commitment Fees that will have accrued on the VBC Unfunded Amount during the related Interest Period by multiplying the VBC Unfunded Amount on each day during the related Interest Period (calculated based on the assumption as of such Determination Date that no increase or reduction in the VBC Unfunded Amount will occur prior to the related Distribution Date other than as a result of Discretionary Prepayments occurring prior to such Distribution Date as to which the Servicer has already delivered a Notice of Discretionary Prepayment, which Discretionary Prepayment will be included in such calculation) by 0.25% and dividing each such result by 365, and then summing the results. On each Determination Date, the Servicer will calculate the amount of Breakage Fees that will have accrued during the related Interest Period based on the definition of "Breakage Fee". On each Determination Date, the Servicer will calculate the amount of Carryover Interest that will have accrued during the related Interest Period based on the definition of "Carryover Interest". On each Determination Date, the Servicer will calculate the amount of Carryover Commitment, Breakage and Administrative Fees that will have accrued during the related Interest Period based on the definition of "Carryover Commitment, Breakage and Administrative Fees".

      VBC Investor Charge-Offs. On each Distribution Date, the Trustee will, in accordance with the written directions of the Servicer, apply the Investor Default Holdback Amount and Investor Principal Collections allocated pursuant to Section 4.1(d)(i)(B) or 4.1(d)(ii)(C), retained in the Collection Account such the Related Collection Period, to fund any Investor Default Amount as set forth in Section 4.1(f) and Section 4.2. To the extent such Investor Default Holdback Amount and Investor Principal Collections retained in the Collection Account during such Collection Period are insufficient to fund Investor Default Amounts allocated during the related Collection Period, then, on the related Distribution Date, the VBC Invested Amount will be reduced (but not below zero) by the amount of such unfunded Investor Default Amounts except to the extent amounts are available to be withdrawn from the Investor Component of the Retained Amount Account and applied thereto (such reduction to the VBC Invested Amount, a "VBC Investor Charge- Off").

      VBC Investor Charge-Offs shall be reimbursed and the VBC Invested Amount shall thereupon be increased during the Revolving Period, the Controlled Amortization Period or any related Distribution Date (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) to the extent Collections are allocated therefor and released to the Depositor pursuant to Sections 4.1 and 4.2. On any Distribution Date following (i) the first Collection Period during the Controlled Amortization Period or (ii) the occurrence of an Early Amortization Event, or on any Distribution Date during the Revolving Period on which date a payment of principal will be made to the VBC Holders, reimbursements of VBC Investor Charge-Offs will be made, entirely or partially, by distributions to the VBC Holders as principal payments and reduction of the VBC Principal Balance without a corresponding reduction in the VBC Invested Amount (but not by an amount in excess of the aggregate VBC Investor Charge-Offs) to the extent Collections are allocated to fund such principal payments pursuant to Sections 4.1 and 4.2.

      Trustee Expenses Associated with Servicing Assumption.

        The Servicer shall maintain the letter of credit or surety bond described in Section 4.10 of the Series 1999-1 Supplement; provided, that the amount of such letter of credit or surety bond is increased to not less than $300,000.

        In the event of the commencement of an Early Amortization Period or a Servicer Default resulting in the assumption of servicing duties by the Trustee, the Trustee may draw upon the letter of credit or surety bond in order to pay the reasonable costs and expenses of the Trustee in connection with the performance of its duties in connection with such event, and shall provide to the Servicer in writing an itemized report of each cost and expense, the related duty and action undertaken and the name of the recipient of the related payment within three Business Days of each such draw.

        Amounts drawn upon the letter of credit shall be reimbursed first, from amounts available therefor, if any, pursuant to the Series 1999-1 Supplement, and thereafter from amounts otherwise payable to the Servicer in respect of its accrued Monthly Servicing Fees pursuant to Section 4.2(b).

        The Servicer may replace any then existing letter of credit or surety bond with either a letter of credit or a surety bond with the written the consent of the Trustee, such consent not to be unreasonably withheld.

      Blocked Periods.

The Depositor hereby covenants that in connection with any Block Period it will not identify Accounts as Blocked Accounts based on any criteria that is adverse to the interests of the VBC Holders. The Depositor also hereby covenants that in connection with the Removal of any Removed Accounts, it will not identify Accounts as Removed Accounts based on any criteria that is adverse to the interests of the VBC Holders.

  Distributions and Reports

      Distributions. On each Distribution Date, the Trustee shall distribute to each of the VBC Holders (or, in the case of any distribution of Commitment Termination Payments, each of the VBC Holders entitled thereto) of record on the preceding Record Date (other than as provided in Section 12.02 of the Agreement respecting a final distribution) such VBC Holder's pro rata share of the amounts required to be distributed to such VBC Holders pursuant to Article IV hereof and in accordance with the written direction of the Servicer. Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Certificateholders hereunder shall be made by wire transfer in immediately available funds.

      Other Notices to Holders. Notwithstanding any other provision of the Agreement or this Series Supplement to the contrary, the Trustee and the Servicer shall promptly deliver to the initial Holders of the Variable Base Certificates a copy of each notice, statement or other document received or generated by it pursuant to Sections 3.03(b), 3.04(b), 3.05, 3.06, 9.01 or 10.01 of the Agreement; provided, however, that the Trustee shall not be required to deliver to the initial Holders copies of notices, statements or other documents received from the Servicer and for which the Servicer is required to deliver such notices, statements or other documents directly to the Holders and vice versa.

  The Variable Base Certificates and Exchangeable Certificate

      Initial Issuance of Variable Base Certificates, Increases and Decreases of VBC Invested Amount.

        The Variable Base Certificates, upon original issuance, were issued in registered form in the form of one definitive typewritten certificate substantially in the form of Exhibit A hereto, executed and delivered by the Depositor to the Trustee for authentication. The Trustee, upon the written request of the Depositor, authenticated and delivered the Variable Base Certificate to the Person designated in such request, in an aggregate stated principal amount of up to $24,000,000.00. On November 16, 2000, the Depositor issued a Variable Base Certificate having an aggregate stated principal amount of $24,000,000, to which were attributable portions of the VBC Invested Amount and the VBC Principal Balance totaling the Initial VBC Invested Amount as of such date. Pursuant to this amendment of the Original Series Supplement, the aggregate principal amount of the Variable Base Certificates is being reduced to $20,000,000 (the "Series 2000-1 Maximum Invested Amount"). The aggregate principal amount of all Variable Base Certificates outstanding may never exceed the Series 2000-1 Maximum Invested Amount.

        Procedure for Increasing the VBC Invested Amount.

        (i) Subject to satisfaction of the conditions precedent set forth in Section 6.1(b)(ii), upon not less than three Business Days prior written notice substantially in the form attached as Exhibit E hereto delivered by the Servicer to the Trustee and each VBC Holder (such notice specifying the applicable Draw Date), the VBC Invested Amount and VBC Principal Balance may be increased (each such increase referred to as an "Increase"). Any such Increase shall be in an aggregate amount not less than $100,000 and integral multiples of $100,000 in excess thereof. The Trustee will record in a register (the "Certificate Register") to be maintained by the Trustee for such purposes and for the purposes of recording the names and addresses of registered VBC Holders, and the Servicer will properly record in its books and records relating to the Variable Base Certificates and the determination of the percentages relevant to the allocation of Finance Charge Collections, Principal Collections and Default Amounts, each increase in the VBC Invested Amount and VBC Principal Balance, and the portions thereof attributable to the Variable Base Certificates held by the VBC Holders that fund such Increase, in amounts corresponding to such Increase and the portions thereof funded by such VBC Holders, as the case may be, upon confirmation by the Trustee of its receipt (by deposit into the Draw Account) from the VBC Holders of immediately available funds in the amount of such Increase. All proceeds of such Increase shall be deposited into the Draw Account on the related Draw Date and released by the Trustee to the Depositor (as and when directed in writing by the Servicer) for application in accordance with the Receivables Purchase Agreement.

        (ii) The VBC Invested Amount may be increased pursuant to Section 6.1(b)(i) only upon satisfaction of each of the following conditions with respect to each proposed Increase as of the related Draw Date (which satisfaction shall be evidenced by certification of the satisfaction thereof by the Servicer in the related Request for Increase):

        (A) after giving effect to such Increase, the VBC Invested Amount shall not exceed the Series 2000-1 Maximum Invested Amount;

        (B) no Early Amortization Event has occurred and is continuing, and such Increase will not result in the occurrence of an Early Amortization Event; and

        (C) taking into consideration the amount of such Increase, Collections received during the related Collection Period and amounts held for such purpose in the Capitalized Interest Account will be sufficient to fund the VBC Monthly Interest, Commitment Fees, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on the succeeding Distribution Date.

        Decreases.

        (i) Discretionary Prepayments. Upon at least three Business Days' prior irrevocable notice to each VBC Holder and the Trustee in writing substantially in the form attached as Exhibit F hereto (a "Notice of Discretionary Prepayment"), the Servicer may, in its sole discretion, direct the Trustee in writing to make a Discretionary Prepayment of all or a portion of the aggregate outstanding VBC Principal Balance and VBC Invested Amount from amounts on deposit in the Discretionary Prepayment Account and/or on deposit in the Collection Account and available therefor, to the extent that the Servicer has certified such amounts to be in excess of those required to be allocated to fund amounts higher in priority of allocation and distribution than Discretionary Prepayments as set forth in Sections 4.1 and 4.2 hereof. Discretionary Prepayments may only be made (A) on a Draw Date, (B) not more than once per Collection Period on a Business Day that is not a Draw Date in addition to any Discretionary Prepayments made on a Draw Date, and (C) notwithstanding the foregoing clause (B), on any Business Day if such Discretionary Prepayment is made to avoid an Early Amortization Event. Each such Discretionary Prepayment shall be made in a minimum aggregate principal amount of $100,000 and integral multiples of $100,000 in excess thereof, which amounts shall be distributed by the Trustee on the date specified in such Notice of Discretionary Prepayment to the VBC Holders on a pro rata basis, based on the respective portions of the outstanding VBC Principal Balance attributable to the Variable Base Certificates held thereby. No such Discretionary Prepayment may be made unless the Servicer certifies in such Notice of Discretionary Prepayment that such Discretionary Prepayment will not cause an Early Amortization Event.

        (ii) Repayment Pursuant to Article IV. On each Distribution Date the Trustee will distribute to VBC Holders on a pro rata basis, based on the outstanding portions of the VBC Principal Balance attributable to the Variable Base Certificates held thereby, amounts distributable pursuant to Article IV in respect of Commitment Termination Payments, Controlled Amortization Amounts or Discretionary Prepayments, not subject to any limitation as to the increments in which such amounts are payable.

        (iii) The Trustee will record in the Certificate Register, and the Servicer will properly record in its books and records relating to the servicing of the Receivables and the determination of the percentages relevant to the allocation of Finance Charge Collections, Principal Collections and Default Amounts, decreases in the VBC Invested Amounts and VBC Principal Balances of the Variable Base Certificates held by VBC Holders in amounts corresponding to the amounts distributed to such VBC Holders by the Trustee pursuant to Section 6.1(c)(i) or Section 6.1(c)(ii) on the date of any such distribution.

        Draw Account.

        (i) The Servicer, for the benefit of the VBC Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Draw Account"), which shall be identified as the "Draw Account for Gottschalks Credit Card Master Trust, Series 2000-1." The Draw Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders. The Trustee will notify the Servicer of deposits made by VBC Holders into the Draw Account in satisfaction of their respective obligations to fund Increases on the related Draw Dates. Unless otherwise instructed by the Servicer pursuant to Section 6.1(d)(ii), on the day received, the Trustee will release the amounts deposited into the Draw Account by the VBC Holders (A) first, pro rata to the Certificate Administrator and each VBC Holder, other than Tice & Co., the related Drawing Fee and (B) second, to the Depositor, remaining amounts in the Draw Account for application in accordance with the Receivables Purchase Agreement in the same manner that the Trustee releases to the Depositor amounts held in the Collection Account and distributable to the Depositor pursuant to Article IV. The Draw Account shall be maintained until all amounts on deposit therein have been applied in accordance with this Section 6.1(d) and the Revolving Period has terminated.

        (ii) At the written direction of the Servicer delivered to the trustee no later than the day preceding the related Draw Date, funds deposited into the Draw Account (excluding those amounts distributed in respect of Administrative Fees, Commitment Fees or Drawing Fees, as the case may be) on such Draw Date may be retained therein for a period specified in such direction up to ten Business Days pending release to the Depositor for application in accordance with the Receivables Purchase Agreement. Amounts so retained in the Draw Account will invested by the Trustee in Eligible Investments specified by the Servicer in such written direction that will mature no later than the date on which the Servicer has instructed the Trustee to release such amounts to the Depositor for application in accordance with the Receivables Purchase Agreement. All such Eligible Investments shall be held by the Trustee for the benefit of the VBC Holders. All interest and other investment earnings (net of losses and investment expenses) with respect to funds on deposit in the Draw Account shall be deposited into the Collection Account and shall be treated by the Servicer as Investor Finance Charge Collections. If at any time during which amounts are held in the Draw any Early Amortization Event relating to the insolvency or bankruptcy of the Depositor or Servicer shall occur, all amounts held in the Draw Account promptly will be deposited into the Collection Account and allocated on the date of such deposit as if such amounts constituted Investor Principal Collections to be allocated on such date pursuant to Section 4.1 and shall be distributed on the Distribution Date in the calendar month succeeding that in which such Early Amortization Event occurs pursuant to Section 4.2. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

        (iii) The Trustee shall, for the benefit of the Certificateholders, possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Draw Account and in all proceeds thereof. The Draw Account shall be under the sole dominion and control of the Trustee for the benefit of the VBC Holders. If, at any time, the Draw Account ceases to be an Eligible Deposit Account the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) instruct the Trustee to establish a new Draw Account meeting the conditions for an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Draw Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, the Draw Account, except by instruction of the Trustee as and to the extent expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Draw Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Draw Account is established pursuant to this Section 6.1(d)(iii), the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Draw Account.

        (iv) Pursuant to the authority granted to the Servicer in Section 3.01(a) of the Agreement, the Servicer shall have the power, revocable by the Trustee following any Servicer Default, to instruct the Trustee to make withdrawals and payments from the Draw Account for the purposes of carrying out the Servicer's or the Trustee's duties hereunder.

        (v) The Trustee hereby confirms that (i) the Trustee is acting, with respect to the establishment and maintenance of the Draw Account, as a "securities intermediary" as defined in Section 8-102 of the UCC or the corresponding Section of the UCC in the applicable State (in such capacity, the "Securities Intermediary"), (ii) has established the Draw Account as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Draw Account, and (iv) all securities or other property underlying any financial assets credited to the Draw Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to the Draw Account be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Servicer to the Trustee.

        (vi) The Trustee hereby agrees that the Draw Account and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Draw Account shall be treated as a "financial asset" within the meaning of Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

        (vii) If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(A)(8) of the UCC or the corresponding Section of the UCC in the applicable State) issued by the Trustee and relating to the Draw Account, the Securities Intermediary shall comply with such entitlement order without further consent by any other person. The Trustee hereby agrees only to issue entitlement orders at the written direction of the Servicer. The Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Draw Account in the absence of such an entitlement order.

        (viii) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Draw Account, or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets and other items deposited to the Draw Account (or any other securities account maintained in the name of the Securities Intermediary for the benefit of the Trustee) will not be subject to deduction, set- off, banker's lien, or any other right in favor of any person other than the Trustee.

        (ix) The Trustee, in such capacity, has not entered into and, until termination of this Supplement, will not enter into, any agreement with any other person relating to the Draw Account, or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC or the corresponding Section of the UCC in the applicable State) of such person. No financial asset credited to the Draw Account or otherwise acquired with funds deposited in the Draw Account will be registered in the name of the Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

        Capitalized Interest Account.

        (i) The Servicer, for the benefit of the VBC Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Capitalized Interest Account"), which shall be identified as the "Capitalized Interest Account for Gottschalks Credit Card Master Trust, Series 2000-1." The Capitalized Interest Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders.

        (ii) On any Business Day during a Collection Period, in contemplation of or following the Servicer's delivery of a Request for Increase, the Servicer may instruct the Trustee in writing to commence depositing funds into the Capitalized Interest Account to the extent allocable therefor pursuant to Section 4.1(c) and Section 4.1(d) hereof on each Allocation Date following the date of such instruction until the earlier of (i) the date on which the aggregate amount so deposited is the maximum amount to be so deposited as specified in such instruction or (ii) the last Business Day of the Collection Period during which such instruction is delivered or as to which such instruction is effective (as specified in such instruction).

        (iii) On each Distribution Date, the Trustee will, in accordance with the written instruction of the Servicer (which instruction may be included in the related Distribution Date Statement), withdraw all amounts on deposit in the Capitalized Interest Account and deposit such amounts into the Collection Account for application as if such amounts were Investor Finance Charge Collections available for distribution pursuant to Section 4.2 hereof. Any amounts so withdrawn from the Capitalized Interest Account and deposited into the Collection Account that remain after all of the amounts required to distributed pursuant to Section 4.2 hereof have been so distributed on any Distribution Date, shall be released to the Depositor for application in accordance with the Receivables Purchase Agreement.

        (iv) Amounts on deposit in the Capitalized Interest Account will be invested by the Trustee in Eligible Investments specified by the Servicer in such written direction that will mature no later than the Distribution Date following the Collection Period during which such instruction is delivered or as to which such instruction is effective (as specified in such instruction). All such Eligible Investments shall be held by the Trustee for the benefit of the VBC Holders. All interest and other investment earnings (net of losses and investment expenses) with respect to funds on deposit in the Capitalized Interest Account shall be deposited in the Collection Account on such succeeding Distribution Date, and shall be treated by the Servicer as Investor Finance Charge Collections. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity at the written direction of the Servicer or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

        (v) The Trustee shall, for the benefit of the VBC Holders, possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Capitalized Interest Account and in all proceeds thereof. The Capitalized Interest Account shall be under the sole dominion and control of the Trustee for the benefit of the VBC Holders. If, at any time, the Capitalized Interest Account ceases to be an Eligible Deposit Account the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) instruct the Trustee in writing to establish a new Capitalized Interest Account meeting the conditions for an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Capitalized Interest Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, the Capitalized Interest Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Capitalized Interest Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Capitalized Interest Account is established pursuant to this Section 6.1(e)(v), the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Capitalized Interest Account.

        (vi) The Trustee hereby confirms that (i) the Trustee is acting, with respect to the establishment and maintenance of the Capitalized Interest Account, as a "securities intermediary" as defined in Section 8-102 of the UCC or the corresponding Section of the UCC in the applicable State (in such capacity, the "Securities Intermediary"), (ii) has established the Capitalized Interest Account as a "securities account" as such term is defined in Section 8- 501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Capitalized Interest Account, and (iv) all securities or other property underlying any financial assets credited to the Capitalized Interest Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to the Capitalized Interest Account be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Servicer to the Trustee.

        (vii) The Trustee hereby agrees that the Capitalized Interest Account and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Capitalized Interest Account shall be treated as a "financial asset" within the meaning of Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

        (viii) If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(A)(8) of the UCC or the corresponding Section of the UCC in the applicable State) issued by the Trustee and relating to the Capitalized Interest Account, the Securities Intermediary shall comply with such entitlement order without further consent by any other person. The Trustee hereby agrees, so long as no early Amortization Event shall have occurred and be continuing, only to issue entitlement orders at the written direction of the Servicer. The Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Capitalized Interest Account in the absence of such an entitlement order.

        (ix) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Accounts, or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets and other items deposited to the Capitalized Interest Account (or any other securities account maintained in the name of the Securities Intermediary for the benefit of the Trustee) will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Trustee.

        (x) The Trustee, in such capacity, has not entered into and, until termination of this Supplement, will not enter into, any agreement with any other person relating to the Capitalized Interest Account, or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC or the corresponding Section of the UCC in the applicable State) of such person. No financial asset will be registered in the name of the Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

        Discretionary Prepayment Account.

        (i) The Servicer, for the benefit of the VBC Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Discretionary Prepayment Account"), which shall be identified as the "Discretionary Prepayment Account for Gottschalks Credit Card Master Trust, Series 2000-1". The Discretionary Prepayment Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders.

        (ii) On any Business Day during a Collection Period, in contemplation of or following the Servicer's delivery of an instruction to the Trustee to make a Discretionary Prepayment, the Servicer may instruct the Trustee in writing to commence depositing funds into the Discretionary Prepayment Account to the extent allocable therefor pursuant to Section 4.1(c) and Section 4.1(d) hereof on each Allocation Date following the date of such instruction until the earliest of (i) the date on which the aggregate amount so deposited is the maximum amount to be so deposited as specified in such instruction, (ii) the date specified in such instruction as the date on which such Discretionary Prepayment is to be made or (iii) the last Business Day of the Collection Period during which such instruction is delivered or as to which such instruction is effective (as specified in such instruction).

        (iii) On the date on which the Servicer has directed the Trustee to make a Discretionary Prepayment in accordance with Section 6.1(c)(i) hereof, the Trustee shall withdraw all amounts on deposit in the Discretionary Prepayment Account and (A) distribute such amounts to the VBC Holders and Certificate Administrator, up to the amount of (and in the following order) Administrative Fees payable on the date of such Discretionary Prepayment, if any, interest accrued on the portion of the VBC Invested Amount being prepaid and the specified Discretionary Prepayment, and (B) deposit into the Collection Account all remaining amounts for application as if such amounts were Investor Finance Charge Collections available for distribution pursuant to Section 4.2 hereof.

        (iv) Amounts on deposit in the Discretionary Prepayment Account will be invested by the Trustee in Eligible Investments specified by the Servicer in such written direction that will mature no later than the date on which the related Discretionary Prepayment is to be made as specified in the instruction delivered pursuant to Section 6.2(b)(ii). All such Eligible Investments shall be held by the Trustee for the benefit of the VBC Holders. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

        (v) The Trustee shall for the benefit of the VBC Holders possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Discretionary Prepayment Account and in all proceeds thereof. The Discretionary Prepayment Account shall be under the sole dominion and control of the Trustee for the benefit of the VBC Holders. If, at any time, the Discretionary Prepayment Account ceases to be an Eligible Deposit Account the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) instruct the Trustee to establish a new Discretionary Prepayment Account meeting the conditions for an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Discretionary Prepayment Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, the Discretionary Prepayment Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Discretionary Prepayment Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Discretionary Prepayment Account is established pursuant to this Section 6.1(f)(v), the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Discretionary Prepayment Account.

        (vi) The Trustee hereby confirms that (i) the Trustee is acting, with respect to the establishment and maintenance of the Discretionary Prepayment Account, as a "securities intermediary" as defined in Section 8-102 of the UCC or the corresponding Section of the UCC in the applicable State (in such capacity, the "Securities Intermediary"), (ii) has established the Discretionary Prepayment Account as a "securities account" as such term is defined in Section 8- 501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Discretionary Prepayment Account, and (iv) all securities or other property underlying any financial assets credited to the Discretionary Prepayment Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to the Discretionary Prepayment Account be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Servicer to the Trustee.

        (vii) The Trustee hereby agrees that the Discretionary Prepayment Account and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Discretionary Prepayment Account shall be treated as a "financial asset" within the meaning of Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

        (viii) If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(A)(8) of the UCC or the corresponding Section of the UCC in the applicable State) issued by the Trustee and relating to the Discretionary Prepayment Account, the Securities Intermediary shall comply with such entitlement order without further consent by any other person. The Trustee hereby agrees, so long as no Early Amortization Event has occurred and is continuing, only to issue entitlement orders at the written direction of the Servicer. The Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Discretionary Prepayment Account in the absence of such an entitlement order.

        (ix) In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Accounts, or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets and other items deposited to the Discretionary Prepayment Account (or any other securities account maintained in the name of the Securities Intermediary for the benefit of the Trustee) will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Trustee.

        (x) The Trustee, in such capacity, has not entered into and, until termination of this Supplement, will not enter into, any agreement with any other person relating to the Discretionary Prepayment Account, or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC or the corresponding Section of the UCC in the applicable State) of such person. No financial asset will be registered in the name of the Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

        Retained Amount Account

          The Servicer, for the benefit of the VBC Holders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, a Retained Amount Account (the "Retained Amount Account"), which shall be identified as the "Retained Amount Account for Gottschalks Credit Card Master Trust, Series 2000-1". The Retained Amount Account shall bear a designation clearly indicating that the funds deposited therein are held for the benefit of the VBC Holders. The Retained Amount Account shall be maintained until all amounts on deposit therein have been applied in accordance with this Section 6.1(g).

          The Servicer shall maintain a ledger for the Retained Amount Account and shall record in such ledger the Investor Component and the Exchangeable Component of each deposit made by the Trustee to, and each withdrawal by the Trustee from, the Retained Amount Account.

          The Servicer shall direct the Trustee in writing to deposit amounts in, and withdraw amounts from, the Retained Amount Account as follows:

              Deposits into Retained Amount Account.

              (1) If on any Business Day before the occurrence of an Early Amortization Event, the Required Series Pool Balance exceeds the Series Pool Balance, as and to the extent set forth in Section 4.1(d) hereof Investor Principal Collections will be deposited into the Retained Amount Account until the sum of the Series Pool Balance and the amount of Investor Principal Collections then on deposit in the Retained Amount Account (the "Investor Component" of the balance of the Retained Amount Account) equals the Required Series Pool Balance on such date.

              (2) If on any Business Day during a Collection period that commences before the occurrence of an Early Amortization Event, the Required Exchangeable Certificate Amount on such day exceeds the sum of the Exchangeable Holder's Interest, the aggregate amount of Eligible Past Due Receivables and Retained Exchangeable Amounts then on deposit in the Retained Amount Account, if any, the Trustee shall, in accordance with the written directions of the Servicer, deposit into the Retained Amount Account from amounts otherwise distributable to the holder of the Exchangeable Certificate the amount of such excess.

              Withdrawals of Excess Amounts from Retained Amount Account.

              (1) If on any Business Day before the occurrence of an Early Amortization Event, the sum of the Series Pool Balance and the Investor Component of amounts on deposit in the Retained Amount Account exceeds the Required Series Pool Balance, the Trustee will, in accordance with the written directions of the Servicer, withdraw the Investor Component of funds in the Retained Amount Account up to the amount of such excess and distribute such amount to the Depositor.

              (2) If on any Business Day before the occurrence of an Early Amortization Event, the sum of the Exchangeable Holder's Interest, the aggregate amount of Eligible Past Due Receivables and Retained Exchangeable Amounts then on deposit in the Retained Amount Account exceeds the Required Exchangeable Certificate Amount, the Trustee will, in accordance with the written directions of the Servicer, withdraw the Retained Exchangeable Amount up to the amount of such excess and distribute such amount to the holder of the Exchangeable Certificate.

              Withdrawals Following Termination of Revolving Period.

              (1) On each Distribution Date relating to a Collection Period that commences after the termination of the Revolving Period (and during or prior to which no Early Amortization Event occurs), the Trustee shall, in accordance with the written directions of the Servicer, withdraw from the Investor Component of amounts on deposit in the Retained Amount Account the portion of any Controlled Amortization Amount or any Investor Default Amount allocable to the VBC Invested Amount pursuant to Section 4.4 that is not funded from Investor Finance Charge Collections and shall deposit such amounts in the Collection Account as Investor Principal Collections for application pursuant to Section 4.1(d) to make payment on such Distribution Date of such amounts to the Holders of the Variable Base Certificates or release to the Depositor for application pursuant to the Receivables Purchase Agreement. On the Distribution Date relating to the first Collection Period during which an Early Amortization Event occurs or which commences after the occurrence of an Early Amortization Event, the Trustee shall withdraw, in accordance with the written directions of the Servicer, the Investor Component of amounts on deposit in the Retained Amount Account and deposit such funds into the Collection Account as Investor Principal Collections for application pursuant to Section 4.1(d) and for distribution on such Distribution Date.

              (2) On the earlier of the Distribution Date on which the VBC Principal Balance is reduced to zero or the August 2004 Distribution Date, the Trustee shall, in accordance with the written directions of the Servicer, withdraw the Retained Exchangeable Amount on deposit in the Retained Amount Account and distribute such amount to the holder of the Exchangeable Certificate.

              Withdrawals upon Series Termination or Payment in Full of Variable Base Certificates. At the close of business of the Servicer on the earlier of (i) the Series Termination Date and (ii) the date on which the VBC Principal Balance has been reduced to zero, the balance, if any, remaining in the Retained Amount Account shall be withdrawn and transferred to the Depositor.

          Amounts on deposit in the Retained Amount Account will be invested by the Trustee in Eligible Investments at the written direction of the Servicer. Any earnings (net of losses and investment expenses) on funds on deposit in the Retained Amount Account will also be deposited into the Collection Account as Investor finance Charge Collections. All such Eligible Investments shall be held by the Trustee for the benefit of the VBC Holders. In no event shall the Trustee be liable for the selection of investments or for investment losses incurred thereon. The Trustee shall have no liability in respect of losses incurred as a result of the liquidation of any such investment prior to its stated maturity or the failure of the party directing such investment to provide timely written investment direction. The Trustee shall have no obligation to invest or reinvest any amounts held hereunder in the absence of such written investment direction.

          The Trustee shall for the benefit of the VBC Holders possess all right, title and interest in and to all funds on deposit from time to time in, and all Eligible Investments credited to, the Retained Amount Account and in all proceeds thereof. The Retained Amount Account shall be under the sole dominion and control of the Trustee for the benefit of the VBC Holders. If, at any time, the Retained Amount Account ceases to be an Eligible Deposit Account the Servicer shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which the Rating Agency may consent) instruct the Trustee in writing to establish a new Retained Amount Account meeting the conditions for an Eligible Deposit Account and shall transfer any cash and/or any investments to such new Retained Amount Account. Neither the Depositor, the Servicer nor any person or entity claiming by, through or under the Depositor, the Servicer or any such person or entity shall have any right, title or interest in, or any right to withdraw any amount from, the Retained Amount Account, except as expressly provided herein. Schedule 1 hereto, which is hereby incorporated into and made part of this Series Supplement, identifies the Retained Amount Account by setting forth the account number of such account, the account designation of such account and the name of the institution with which such account has been established. If a substitute Retained Amount Account is established pursuant to this Section 6.1(g)(v), the Servicer shall provide to the Trustee an amended Schedule 1, setting forth the relevant information for such substitute Retained Amount Account.

          The Trustee hereby confirms that (i) the Trustee is acting, with respect to the establishment and maintenance of the Retained Amount Account, as a "securities intermediary" as defined in Section 8-102 of the UCC or the corresponding Section of the UCC in the applicable State (in such capacity, the "Securities Intermediary"), (ii) has established the Retained Amount Account as a "securities account" as such term is defined in Section 8-501(a) of the UCC, (iii) the Securities Intermediary shall, subject to the terms of this Agreement, treat the Trustee as entitled to exercise the rights that comprise any financial asset credited to the Retained Amount Account, and (iv) all securities or other property underlying any financial assets credited to the Retained Amount Account shall be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank and in no case will any financial asset credited to the Retained Amount Account be registered in the name of any other person, payable to the order of any other person, or specially endorsed to any other person, except to the extent the foregoing have been specially endorsed by the Servicer to the Trustee.

          The Trustee hereby agrees that the Retained Amount Account and each item of property (whether investment property, financial asset, security or instrument), other than cash, credited to the Retained Amount Account shall be treated as a "financial asset" within the meaning of Section 8-102(A)(9) of the UCC or the corresponding Section of the UCC in the applicable State.

          If at any time the Securities Intermediary shall receive an "entitlement order" (within the meaning of Section 8-102(A)(8) of the UCC or the corresponding Section of the UCC in the applicable State) issued by the Trustee and relating to the Retained Amount Account, the Securities Intermediary shall comply with such entitlement order without further consent by any other person. The Trustee hereby agrees, so long as no Early Amortization Event has occurred and is continuing, only to issue entitlement orders at the written direction of the Servicer. The Securities Intermediary shall have no obligation to act, and shall be fully protected in refraining from acting, in respect of the financial assets credited to the Retained Amount Account in the absence of such an entitlement order.

          In the event that the Securities Intermediary has or subsequently obtains by agreement, operation of law or otherwise a security interest in the Securities Accounts, or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Trustee. The financial assets and other items deposited to the Retained Amount Account (or any other securities account maintained in the name of the Securities Intermediary for the benefit of the Trustee) will not be subject to deduction, set-off, banker's lien, or any other right in favor of any person other than the Trustee.

          The Trustee, in such capacity, has not entered into and, until termination of this Supplement, will not enter into, any agreement with any other person relating to the Retained Amount Account, or any financial assets credited thereto pursuant to which it has agreed or will agree to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC or the corresponding Section of the UCC in the applicable State) of such person. No financial asset will be registered in the name of the Trustee, in such capacity, payable to its order, or specially endorsed to it, except to the extent such financial asset has been endorsed to the Securities Intermediary or in blank.

      Extension and Repurchase of Variable Base Certificates.

        Not more than 120 days prior to the last day of any Commitment Period, the Depositor will give notice to the Trustee and related VBC Holders as to the termination date of such Commitment Period, indicating whether or not the Trust and such VBC Holders will have the option to reextend such Commitment Period and, if such notice specifies that the Commitment Period may be reextended, specifying the date that will be the last day of such reextended Commitment Period if such Commitment Period is in fact reextended. Following their receipt of such notice indicating that the Trust and the VBC Holders do have the option to reextend such Commitment Period, the Trustee and any VBC Holder may agree to reextend the Commitment Period relating to the Variable Base Certificate held by such VBC Holder. The Trustee will agree to such extension, on behalf of the Trust, if the Trustee receives (i) written instruction to so agree from the Depositor not later than 100 days prior to the last day of such Commitment Period, (ii) the relevant VBC Holder specifies in writing that it wishes to extend such Commitment Period, (ii) the Trustee receives no later than five Business Days prior to the last day of such Commitment Period an Officer's Certificate from the Servicer to the effect that the conditions precedent to the extension or reextension of such Commitment Period specified in Section 6.2(b) have been satisfied and (iv) the Trustee receives no later than five Business Days prior to the last day of such Commitment Period written confirmation that the Rating Agency will not downgrade, withdraw or modify its rating of any other Variable Base Certificates or certificates of any other Series solely because of such extension. Not later than 90 days prior to the end of any Commitment Period that the Depositor has indicated may be extended, each of the Trustee and each relevant VBC Holder will inform the Depositor and, as applicable, the Trustee whether it has agreed to extend such Commitment Period.

        A Commitment Period may be extended by mutual agreement of the Trust and the related VBC Holder only if the following conditions precedent are satisfied as of the date of such agreement:

        (i) no Early Amortization Event has occurred and is continuing or will occur as a result of such extension;

        (ii) the last day of such reextended Commitment Period shall not be later than 364 days after the last day of the Commitment Period being so reextended;

        (iii) the last day of such reextended Commitment Period shall not be later than July 31, 2003.

        If the Trust extends to any VBC Holder the right to reextend the Commitment Period relating to the Variable Base Certificate owned by such VBC Holder pursuant to Section 6.2(a) above, and any such VBC Holder does not timely agree to such extension or reextension pursuant to Section 6.2(a) above, the Trustee, at the direction of the Depositor, will either (i) allow such Commitment Period to terminate and to begin making payments of principal thereof (including, if so directed by the Servicer in its sole discretion, one or more Discretionary Prepayments) in accordance with Article IV hereof, or (ii) if the Depositor requests, allow any Person, including any other VBC Holder, to purchase all or any part of such unextended or unreextended Variable Base Certificate on any business day (which purchasing VBC Holder may subsequently agree to reextend such Commitment Period) for an amount equal to the outstanding VBC Principal Balance thereof plus interest if and to the extent sold on a date other than a Distribution Date. With respect to clause (ii) in this subparagraph (c), the VBC Holder, by its acceptance of the Variable Base Certificate, agrees that if it is offered the right to reextend the related Commitment Period and does not agree to any such extension or reextension within the time frame described above, it will sell such unextended Variable Base Certificate to any Person designated by the Depositor at a price not less than the price specified above.

      Transfer Restrictions.

        The Trustee shall not authenticate and deliver to any Person any Variable Base Certificate unless it contains a legend in substantially the following form:

        "THIS VARIABLE BASE CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE 1933 ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. THE VARIABLE BASE CERTIFICATES ARE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE 1933 ACT. NO RESALE OR OTHER TRANSFER OF THIS VARIABLE BASE CERTIFICATE SHALL BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 6.3 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND (B) IS MADE EITHER (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (ii) IN A TRANSACTION (OTHER THAN A TRANSACTION IN CLAUSE (iv) BELOW) EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, (iii) TO GOTTSCHALKS CREDIT RECEIVABLES CORPORATION (THE "DEPOSITOR") OR (iv) TO A PERSON WHO THE TRANSFEROR OF THIS VARIABLE BASE CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE 501(a)(1), (2), (3) OR (7) UNDER THE 1933 ACT. IN THE EVENT THAT THE TRANSFER OF A VARIABLE BASE CERTIFICATE IS TO BE MADE AS DESCRIBED IN CLAUSE (ii) OF THE PRECEDING SENTENCE, THE PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF A VARIABLE BASE CERTIFICATE TO BE MADE AS DESCRIBED IN CLAUSES (ii) AND (iv) ABOVE MUST DELIVER TO THE TRUSTEE A REPRESENTATION LETTER REQUIRED BY SECTION 6.3 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. PROSPECTIVE PURCHASERS OF VARIABLE BASE CERTIFICATES ARE HEREBY NOTIFIED THAT THE SELLER OF ANY VARIABLE BASE CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A UNDER THE ACT.

        THIS VARIABLE BASE CERTIFICATE, OR A BENEFICIAL INTEREST HEREIN, MAY NOT BE TRANSFERRED UNLESS THE TRUSTEE HAS RECEIVED (I) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA OR SECTION 414(d) OF THE CODE SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF REGULATION SECTION 2510.3-101 OF ERISA, WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY VARIABLE BASE CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH VARIABLE BASE CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

        THIS VARIABLE BASE CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON AS TO WHICH THE TRUSTEE HAS NOT RECEIVED WRITTEN NOTICE FROM THE DEPOSITOR THAT THE DEPOSITOR IS, IN ITS SOLE DISCRETION, SATISFIED THAT SUCH PERSON IS SUFFICIENTLY CAPITALIZED AND OTHERWISE DEMONSTRABLY CAPABLE OF SATISFYING THE OBLIGATIONS OF A VBC HOLDER WITH RESPECT TO ADVANCING FUNDS TO THE TRUST IN CONNECTION WITH ANY "INCREASE" IN THE VBC PRINCIPAL BALANCE AND VBC INVESTED AMOUNT EVIDENCED HEREBY AS AND WHEN REQUIRED PURSUANT TO THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

        IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 CERTIFICATEHOLDERS.

        THE PRINCIPAL OF THIS VARIABLE BASE CERTIFICATE IS PAYABLE, SUBJECT TO THE AVAILABILITY OF FUNDS THEREFOR, PURSUANT TO ARTICLE IV AND ARTICLE VI OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE PRINCIPAL AMOUNT HEREOF IS SUBJECT TO INCREASE AS INCREASES ARE FUNDED BY THE HOLDER HEREOF PURSUANT TO SECTION 6.1 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE MAXIMUM PRINCIPAL AMOUNT HEREOF WILL BE THE AMOUNT SPECIFIED AS THE MAXIMUM PORTION OF THE VBC INVESTED AMOUNT THAT MAY BE REPRESENTED HEREBY ON THE FACE OF THIS VARIABLE BASE CERTIFICATE. THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE BASE CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM PRINCIPAL AMOUNT HEREOF, AND THE PORTION OF THE VBC INVESTED AMOUNT REPRESENTED HEREBY (WHICH AMOUNT IS RELEVANT FOR DETERMINING THE AMOUNT OF COLLECTIONS THAT WILL BE ALLOCABLE TO MAKE PAYMENTS OF INTEREST ACCRUED HEREON OR PRINCIPAL HEREOF) MAY AT ANY TIME BE LESS THAN THE PRINCIPAL AMOUNT HEREOF.

        THIS VARIABLE BASE CERTIFICATE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY, GOTTSCHALKS INC., GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. INTEREST ACCRUED ON AND PRINCIPAL OF THIS VARIABLE BASE CERTIFICATE ARE PAYABLE SOLELY FROM AMOUNTS DEPOSITED IN THE COLLECTION ACCOUNT AND ALLOCABLE FOR SUCH PURPOSES IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT THERETO."

        No transfer of any Variable Base Certificates shall be made unless such resale or transfer is made (i) pursuant to an effective registration statement under the 1933 Act, (ii) in a transaction (other than a transaction in clause (iv) below) exempt from the registration requirements of the 1933 Act and applicable state and foreign securities laws, (iii) to the Depositor or (iv) to a Person who the transferor of such Variable Base Certificate reasonably believes is a qualified institutional buyer within the meaning of Rule 144A under the 1933 Act and that is aware that the resale or other transfer is being made in reliance on Rule 144A or to an institutional "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the 1933 Act (an "Institutional Accredited Investor"). In the event that a transfer is to be made as described in clause (ii) of the preceding sentence, the prospective transferee shall deliver or cause to be delivered an Opinion of Counsel in form and substance satisfactory to the Trustee and the Depositor to the effect that such transfer may be made without registration under the 1933 Act or any applicable state or foreign securities laws. In the event that a transfer is to be made to an Institutional Accredited Investor as described in clause (iv) or in a transaction as described in clause (ii), the Trustee shall require that the transferee execute a representation letter acceptable to and in form and substance satisfactory to the Trustee (provided that the form attached as Exhibit C or Exhibit D, as applicable, shall be deemed acceptable if it is completed in a manner acceptable to the Trustee) certifying to the Trustee the facts surrounding such transfer, which representation letter shall not be at the expense of the Trustee, the Depositor or the Servicer. In the case of a transfer under either clause (ii) or clause (iv), the Holder of a Variable Base Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Depositor and the Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with the 1933 Act and such state and foreign securities laws. Neither the Depositor, the Servicer nor the Trustee is under any obligation to register any Variable Base Certificates under the 1933 Act or any applicable state or foreign securities laws. Prospective purchasers of Variable Base Certificates are hereby notified that the seller of any Variable Base Certificate may be relying on the exemption from the registration requirements of Section 5 of the Act provided by Rule 144A under the Act.

        Variable Base Certificates or beneficial interests therein may not be transferred unless the Trustee has received a certificate to the effect that if the transferee is a partnership, grantor trust or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Variable Base Certificates owned by such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Variable Base Certificates will be made among the beneficial owners of such Flow-Through Entity.

        No Variable Base Certificate or beneficial interest therein may be transferred to a transferee (other than the initial VBC Holder) who is an employee benefit plan, trust or account, subject to ERISA, or subject to Section 4975 of the Code, or a governmental plan defined in Section 3(32) of ERISA or Section 414(d) of the Code subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code, or to an entity, including an insurance company separate account or an insurance company general account if the assets in any such accounts constitute "Plan Assets" for the purposes of regulation Section 2510-3101 of ERISA, whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity. Unless the Trustee shall have received a certificate from the transferee (other than the initial VBC Holder) making the representations with respect to such ERISA matters set forth in Exhibit C hereto, the Trustee shall not permit a transfer of Variable Base Certificates to such transferee.

        No Variable Base Certificate or beneficial interest therein may be transferred to any person as to which the Trustee has not received written notice from the Depositor that the Depositor is, in its sole discretion, satisfied that such person is sufficiently capitalized and otherwise demonstrably capable of satisfying the obligations of a VBC Holder with respect to advancing funds to the Trust in connection with any Increase as and when required pursuant to this Supplement.

        The Depositor shall, whenever the Trust is not subject to Section 13 or 15(d) of the Exchange Act, make available, upon request, to any holder of such Variable Base Certificates in connection with any sale thereof and any prospective purchaser of Variable Base Certificates from such holder the information specified in Rule 144A(d)(4) under the 1933 Act.

        In addition, no resale or other transfer of the Variable Base Certificates or any interest therein shall be permitted unless immediately after giving effect to such resale or other transfer, there would be fewer than 100 VBC Holders. The Trustee will not register the transfer of any Certificate unless it has received an opinion of counsel reasonably satisfactory to it and to the Servicer to the effect that the foregoing condition has been satisfied.

        Prior to due presentation of a Variable Base Certificate for registration of transfer, the Trustee and any of its agents may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustee, nor any of its agents shall be affected by any notice to the contrary.

        The Trustee may conclusively rely and shall be fully protected in acting upon any certificate or investment representation letter delivered to it under this Article VI or under Article VI of the Agreement.

      The Exchangeable Certificate. In connection with the issuance of the Variable Base Certificates, the Trustee will cancel the Exchangeable Certificate issued on the Series 1999-1 Closing Date and issue a single new Exchangeable Certificate issued in definitive registered form, executed, authenticated and delivered as provided in Section 6.02 of the Agreement, evidencing the entire Depositor Interest as the same has been reduced by the interests evidenced by the Variable Funding Certificates.

  Early Amortization Events; Servicer Defaults; Merger of Servicer

      Additional Early Amortization Events. If any one or more of the following events shall occur:

      (a) an Early Amortization Event as defined in the Series 1999-1 Supplement occurs; or

      (b) failure on the part of the Depositor (i) to make any payment or deposit required to be made by the Depositor by the terms of (A) the Agreement or (B) this Series Supplement, within five Business Days of Depositor's receipt of written notice of such nonpayment or (ii) duly to observe or perform in any material respect any covenants or agreements of the Depositor set forth in the Agreement or this Series Supplement, which failure to observe or perform has a material adverse effect on the VBC Holders and which continues unremedied for a period of 60 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the VBC Holders representing more than 50% of the VBC Invested Amount, and continues to affect materially and adversely the interests of the VBC Holders for such period; or

      (c) the VBC Invested Amount is not reduced to zero on or before the related Expected Final Distribution Date (as the same has been reextended pursuant to Section 6.2 hereof), or any Controlled Amortization Amount or Commitment Termination Payment is not paid in full when due; or

      (d) any representation or warranty made by the Depositor in the Agreement or this Series Supplement, or any information contained in a computer file or microfiche list or written list required to be delivered by the Depositor pursuant to Section 2.01, 2.06 or 2.08 of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days after the earlier of (A) the date the Depositor has knowledge thereof and (B) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by the VBC Holders representing more than 50% of the VBC Invested Amount, and (ii) as a result of which the interests of the VBC Holders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that an Early Amortization Event pursuant to this Section 7.1(d) shall not be deemed to have occurred hereunder if such Early Amortization Event related to the breach of a representation or warranty that may be cured by reassignment of the affected Receivables pursuant to Section 2.03 or 2.04 of the Agreement and if the Depositor has accepted reassignment of or repurchased the related Receivables, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement; or

      (e) the sum of (A) the Exchangeable Holder's Interest plus (B) the Principal Receivables that are Eligible Past Due Receivables plus (C) the Retained Exchangeable Amount is reduced below the Required Exchangeable Certificate Amount; or

      (f) taken as an average of the relevant calculation for each of the three preceding calendar months:

      (i) the Portfolio Yield is less than 12.0%;

      (ii) the Default Rate exceeds 10.0%;

      (iii) the Excess Spread is less than 1.0%;

      (iv) the Delinquency Rate exceeds 3.00%; or

      (v) the Monthly Payment Rate is less than 17.5%;

      (g) the rating of the Variable Base Certificates is withdrawn or downgraded below BBB;

      (h) the balance of the Investor Component of the Retained Amount Account is required to exceed $3.5 million for 60 consecutive days;

      then, in the case of any such event described in this Section 7.1, subject to applicable law, an Early Amortization Event shall occur without any notice or other action on the part of the Trustee or the VBC Holders (except as otherwise provided in any such subsection), immediately upon the occurrence of such event.

      Waiver. Notwithstanding the declaration or occurrence of an Early Amortization Period, the VBC Holders representing more than 50% of the VBC Invested Amount may, by written notice to the Trustee, waive such Early Amortization Event. Such waiver shall be binding upon all VBC Holders and the other parties to this Series Supplement. In the case of such a waiver, all parties hereto and all such VBC Holders shall be restored to their former positions and rights hereunder and any such Early Amortization Period shall be deemed not to be continuing; provided, however, this Section 7.2 shall not apply in the case that a Servicer Default described in clause (a) or (d) of Section 7.3 results in an Early Amortization Event of the type described in Section 9.01(c) of the Agreement.

      Additional Servicer Defaults. If any one of the following events shall occur and be continuing with respect to the Servicer, it shall be deemed a Servicer Default, subject to the provisions of Section 10.01 of the Agreement:

        the replacement for any reason of Gottschalks as the Servicer; provided, however, a Servicer Default shall not be deemed to have occurred if (i) such Successor Servicer, immediately after giving effect to such transaction, has a financial condition, taking into account such elements as (1) liquidity, (2) leverage position and (3) net worth, equal to or stronger than Gottschalks, and (ii) such Servicer has been appointed with Consent of Certificateholders, such consent not to be unreasonably withheld in accordance with Section 8.04 of the Agreement; or

        the Servicer shall have received a qualified opinion from its Independent Certified Public Accountants arising from the discovery of an accounting irregularity.

      (c) the Servicer's Adjusted Net Worth, determined on any day in accordance with generally accepted accounting principles shall be less than the greater of I) $70 million or (ii) the amount stipulated in the Servicer's line of credit agreement with Congress Financial Corporation, Western (or any replacement line of credit).

      (d) a final judgment, claim, suit, or fine shall have been entered against, or a nonappealable fine imposed upon, the Servicer which creates a liability of more than $1,000,000 in excess of insured amounts and has not been stayed (by appeal or otherwise), vacated, discharged or otherwise satisfied within 60 calendar days of the entry of such final judgment.

      (e) Gottschalks fails to maintain a credit facility equal to or greater than the lesser of (i) $80 million or (ii) $95 million less any amounts raised subsequent to the Series 1999-1 Closing Date pursuant to any offerings of equity securities or offerings of subordinated debt whose maturity extends beyond the Distribution Date in August 2004.

      (f) Jim Famalette (i) has become deceased, (ii) has been rendered unable to work for a period of six consecutive months, (iii) has resigned from Gottschalks or (iv) has otherwise ceased working for Gottschalks and has not been replaced within 150 days (after the initial instance described in (i), (ii), (iii) or (iv) above) with a replacement which is acceptable to the VBC Holders holding more than 50% of the VBC Invested Amount (whose acceptance will not be unreasonably withheld).

      Merger or Consolidation of, or Assumption of, the Obligations of the Servicer. The Servicer shall not consolidate with or merge into any other entity or convey or transfer its properties and assets substantially as an entirety to any Person, unless the requirements of Section 8.04 of the Agreement are satisfied and:

        immediately after giving effect to such transaction, the financial condition of the Servicer, taking into account such elements as (i) liquidity, (ii) leverage position and (iii) net worth shall be equal to or stronger than Gottschalks; and

        the Servicer shall have obtained the consent of VBC Holders representing more than 50% of the VBC Invested Amount (not to be unreasonably withheld in the event the Rating Agency Condition shall have been satisfied).

  Optional Repurchase

      Optional Repurchase. Subject to other provisions of this Section 8.1, on any Distribution Date occurring after the termination of the Revolving Period on or after which the Adjusted Invested Amount of the Variable Base Certificates is reduced to an amount less than or equal to 10% of the Series 2000-1 Maximum Invested Amount, the Servicer shall have the option to purchase the entire amount of, but not less than the entire amount of, the Receivables, at a purchase price equal to the sum of the Optional Purchase Prices specified in each Supplement for such Distribution Date. The Servicer hereby agrees not to exercise its purchase option under this Section 8.1 unless it concurrently exercises each similar purchase option specified in each other outstanding Supplement. In addition, the Servicer will not be entitled to exercise any similar purchase option under any other Supplement unless it concurrently exercises the purchase option under this Section 8.1.

  The Depositor shall give the Servicer and the Trustee at least ten (10) days' prior written notice of the Distribution Date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such Distribution Date the Servicer shall deposit the Optional Purchase Price into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Optional Purchase Price. The portion of the Optional Purchase Price allocable to the Variable Base Certificates shall be distributed as set forth in Article IV hereof.

  Final Distributions

      Final Distributions.

        The amount to be deposited into the Collection Account by the Depositor with respect to the purchase of the Variable Base Certificates pursuant to Section 2.03 of the Agreement shall equal the Optional Purchase Price as of the first Distribution Date following the Collection Period in which the obligation arises under the Agreement. The Optional Purchase Price deposited into the Collection Account pursuant to this Section 9.1 or Section 8.1 of this Series Supplement and allocated to Series 2000-1, shall be applied by the Trustee at the written direction of the Servicer (i.e. as set forth in the Distribution Date Statement and below), not later than 2:00 p.m., New York City time, on the Distribution Date on which such amounts are deposited, provided that if such deposit is not made prior to 1:00 p.m., New York City time, the Trustee shall not be required to make such applications until the following Business Day (or, in either case, if such date is not a Distribution Date, on the immediately following Distribution Date). The Optional Purchase Price shall be applied on such Distribution Date to pay the following amounts in the following order of priority: (i) all accrued and unpaid VBC Monthly Interest, Commitment Fees, Breakage Fees and Administrative Fees (together with any Carryover Interest and Carryover Commitment, Breakage and Administrative Fees) and (ii) the VBC Principal Balance on such Distribution Date.

        Termination Proceeds deposited into the Collection Account pursuant to Section 12.02(c) of the Agreement and allocated to Series 2000-1 and the Certificates, shall be applied by the Trustee at the written direction of the Servicer (i.e. as set forth in the Distribution Date Statement and below), not later than 2:00 p.m., New York City time, on the Distribution Date on which such amounts are deposited, provided that if such deposit is not made prior to 1:00 p.m., New York City time, the Trustee shall not be required to make such applications until the following Business Day (or, in either case, if such date of distribution is not a Distribution Date, on the immediately following Distribution Date). Termination Proceeds shall be applied to pay the following amounts in the following order of priority: (i) all accrued and unpaid VBC Monthly Interest, Commitment Fees, Breakage Fees and Administrative Fees (together with any Carryover Interest and Carryover Commitment, Breakage and Administrative Fees) and (ii) the VBC Principal Balance.

        Trust Liquidation Proceeds deposited into the Collection Account pursuant to Section 9.02(c) of the Agreement and allocated to Series 2000-1 shall be applied by the Trustee at the written direction of the Servicer (i.e. as set forth in the Distribution Date Statement and below), not later than 2:00 p.m., New York City time, on the Distribution Date on which such amounts are deposited, provided that if such deposit is not made prior to 1:00 p.m., New York City time, the Trustee shall not be required to make such applications until the following Business Day (or, in either case, if such date of distribution is not a Distribution Date, on the immediately following Distribution Date). Trust Liquidation Proceeds shall be applied to pay the following amounts in the following order of priority: (i) all accrued and unpaid VBC Monthly Interest, Commitment Fees, Breakage Fees and Administrative Fees (together with any Carryover Interest and Carryover Commitment, Breakage and Administrative Fees) and (ii) the VBC Principal Balance.

        Notwithstanding anything to the contrary contained in this Series Supplement or the Agreement, any distribution made pursuant to this Section 9.1 shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement with respect to the Certificates. Any such final distribution shall be made no later than the Distribution Date in September 2006.

        Notwithstanding Section 12.02 of the Agreement, no Certificateholder shall be required to surrender its Investor Certificate(s) in order to receive its final distribution under the Agreement and this Series Supplement.

  Miscellaneous Provisions

      Ratification of Agreement. As amended and supplemented by this Series Supplement, the Agreement is ratified and confirmed and the Agreement as so amended and supplemented by this Series Supplement, shall be read, taken and construed as one and the same instrument.

      Counterparts. This Series Supplement may be executed in two or more counterparts, each of which when so executed shall be deemed to be an original, but all of which shall together constitute but one and the same instrument.

      Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

      Rating Agency Notice. No amendment or waiver with respect to any Early Amortization Event shall be effective until such time as the Rating Agency has consented to such waiver.

[remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Depositor, the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as Depositor

By: /s/ Michael S. Geele

Title: President

GOTTSCHALKS INC., as Servicer

By: /s/ James Famalette

Title: President & CEO

BANKERS TRUST COMPANY, not in its individual capacity but solely as Trustee

By: /s/ Charles C. Greiter

Title: Vice President

EXHIBIT A

FORM OF VARIABLE BASE CERTIFICATE

THIS VARIABLE BASE CERTIFICATE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION IN RELIANCE ON EXEMPTIONS PROVIDED BY THE 1933 ACT AND SUCH STATE OR FOREIGN SECURITIES LAWS. THE VARIABLE BASE CERTIFICATES ARE ELIGIBLE FOR PURCHASE PURSUANT TO RULE 144A UNDER THE 1933 ACT. NO RESALE OR OTHER TRANSFER OF THIS VARIABLE BASE CERTIFICATE SHALL BE MADE UNLESS SUCH RESALE OR TRANSFER (A) IS MADE IN ACCORDANCE WITH SECTION 6.3 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND (B) IS MADE EITHER (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, (ii) IN A TRANSACTION (OTHER THAN A TRANSACTION IN CLAUSE (iv) BELOW) EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND APPLICABLE STATE AND FOREIGN SECURITIES LAWS, (iii) TO GOTTSCHALKS CREDIT RECEIVABLES CORPORATION (THE "DEPOSITOR") OR (iv) TO A PERSON WHO THE TRANSFEROR OF THIS VARIABLE BASE CERTIFICATE REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE 1933 ACT THAT IS AWARE THAT THE RESALE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO AN INSTITUTIONAL "ACCREDITED INVESTOR" UNDER RULE 501(a)(1), (2), (3) OR (7) UNDER THE 1933 ACT. IN THE EVENT THAT THE TRANSFER OF A VARIABLE BASE CERTIFICATE IS TO BE MADE AS DESCRIBED IN CLAUSE (ii) OF THE PRECEDING SENTENCE, THE PROSPECTIVE INVESTOR IS REQUIRED TO DELIVER AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUSTEE AND THE DEPOSITOR TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE OR FOREIGN SECURITIES LAWS. THE PROSPECTIVE TRANSFEREE IN A TRANSFER OF A VARIABLE BASE CERTIFICATE TO BE MADE AS DESCRIBED IN CLAUSES (ii) AND (iv) ABOVE MUST DELIVER TO THE TRUSTEE A REPRESENTATION LETTER REQUIRED BY SECTION 6.3 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. PROSPECTIVE PURCHASERS OF VARIABLE BASE CERTIFICATES ARE HEREBY NOTIFIED THAT THE SELLER OF ANY VARIABLE BASE CERTIFICATE MAY BE RELYING ON THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SECTION 5 OF THE ACT PROVIDED BY RULE 144A UNDER THE ACT.

THIS VARIABLE BASE CERTIFICATE, OR A BENEFICIAL INTEREST HEREIN, MAY NOT BE TRANSFERRED UNLESS THE TRUSTEE HAS RECEIVED (I) A CERTIFICATE FROM THE TRANSFEREE TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN, TRUST OR ACCOUNT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR A GOVERNMENTAL PLAN DEFINED IN SECTION 3(32) OF ERISA OR SECTION 414(d) OF THE CODE SUBJECT TO ANY FEDERAL, STATE OR LOCAL LAW WHICH IS, TO A MATERIAL EXTENT, SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE ("SIMILAR LAW") (EACH, A "BENEFIT PLAN") AND IS NOT AN ENTITY INCLUDING AN INSURANCE COMPANY SEPARATE ACCOUNT OR AN INSURANCE COMPANY GENERAL ACCOUNT IF THE ASSETS IN ANY SUCH ACCOUNTS CONSTITUTE "PLAN ASSETS" FOR PURPOSES OF REGULATION SECTION 2510.3-101 OF ERISA WHOSE UNDERLYING ASSETS INCLUDE BENEFIT PLAN ASSETS BY REASON OF A BENEFIT PLAN'S INVESTMENT IN THE ENTITY (SUCH BENEFIT PLAN OR ENTITY, A "BENEFIT PLAN INVESTOR") AND (II) A CERTIFICATE TO THE EFFECT THAT IF THE TRANSFEREE IS A PARTNERSHIP, GRANTOR TRUST OR S CORPORATION FOR FEDERAL INCOME TAX PURPOSES (A "FLOW-THROUGH ENTITY"), ANY VARIABLE BASE CERTIFICATES OWNED BY SUCH FLOW-THROUGH ENTITY WILL REPRESENT LESS THAN 50% OF THE VALUE OF ALL THE ASSETS OWNED BY SUCH FLOW-THROUGH ENTITY AND NO SPECIAL ALLOCATION OF INCOME, GAIN, LOSS, DEDUCTION OR CREDIT FROM SUCH VARIABLE BASE CERTIFICATES WILL BE MADE AMONG THE BENEFICIAL OWNERS OF SUCH FLOW-THROUGH ENTITY.

THIS VARIABLE BASE CERTIFICATE MAY NOT BE TRANSFERRED TO ANY PERSON AS TO WHICH THE TRUSTEE HAS NOT RECEIVED WRITTEN NOTICE FROM THE DEPOSITOR THAT THE DEPOSITOR IS, IN ITS SOLE DISCRETION, SATISFIED THAT SUCH PERSON IS SUFFICIENTLY CAPITALIZED AND OTHERWISE DEMONSTRABLY CAPABLE OF SATISFYING THE OBLIGATIONS OF A VBC HOLDER WITH RESPECT TO ADVANCING FUNDS TO THE TRUST IN CONNECTION WITH ANY "INCREASE" IN THE VBC PRINCIPAL BALANCE AND VBC INVESTED AMOUNT EVIDENCED HEREBY AS AND WHEN REQUIRED PURSUANT TO THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN.

IN ADDITION, NO RESALE OR OTHER TRANSFER OF THIS CERTIFICATE OR ANY INTEREST THEREIN SHALL BE PERMITTED UNLESS IMMEDIATELY AFTER GIVING EFFECT TO SUCH RESALE OR OTHER TRANSFER, THERE WOULD BE FEWER THAN 100 CERTIFICATEHOLDERS.

THE PRINCIPAL OF THIS VARIABLE BASE CERTIFICATE IS PAYABLE, SUBJECT TO THE AVAILABILITY OF FUNDS THEREFOR, PURSUANT TO ARTICLE IV AND ARTICLE VI OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE PRINCIPAL AMOUNT HEREOF IS SUBJECT TO INCREASE AS INCREASES ARE FUNDED BY THE HOLDER HEREOF PURSUANT TO SECTION 6.1 OF THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT TO THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN. THE MAXIMUM PRINCIPAL AMOUNT HEREOF WILL BE THE AMOUNT SPECIFIED AS THE MAXIMUM PORTION OF THE VBC INVESTED AMOUNT THAT MAY BE REPRESENTED HEREBY ON THE FACE OF THIS VARIABLE BASE CERTIFICATE. THE OUTSTANDING PRINCIPAL AMOUNT OF THIS VARIABLE BASE CERTIFICATE AT ANY TIME MAY BE LESS THAN THE MAXIMUM PRINCIPAL AMOUNT HEREOF, AND THE PORTION OF THE VBC INVESTED AMOUNT REPRESENTED HEREBY (WHICH AMOUNT IS RELEVANT FOR DETERMINING THE AMOUNT OF COLLECTIONS THAT WILL BE ALLOCABLE TO MAKE PAYMENTS OF INTEREST ACCRUED HEREON OR PRINCIPAL HEREOF) MAY AT ANY TIME BE LESS THAN THE PRINCIPAL AMOUNT HEREOF.

THIS VARIABLE BASE CERTIFICATE IS NOT AN OBLIGATION OF, AND WILL NOT BE INSURED OR GUARANTEED BY, ANY GOVERNMENTAL AGENCY, GOTTSCHALKS INC, GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. INTEREST ACCRUED ON AND PRINCIPAL OF THIS VARIABLE BASE CERTIFICATE ARE PAYABLE SOLELY FROM AMOUNTS DEPOSITED IN THE COLLECTION ACCOUNT AND ALLOCABLE FOR SUCH PURPOSES IN ACCORDANCE WITH THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN AND THE AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT THERETO.

GOTTSCHALKS CREDIT CARD MASTER TRUST

VARIABLE BASE CERTIFICATE

SERIES 2000-1

No. CUSIP No. ________

Representing a

Maximum Principal Amount and Maximum Invested Amount

not to exceed

$20,000,000

of the

Series 2000-1 Maximum Invested Amount

of $20,000,000

This certifies that (the "VBC Holder") is the registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as of March 1, 1999, among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer"), and Bankers Trust Company, as trustee (the "Trustee") (as amended from time to time, the "Pooling and Servicing Agreement"), as supplemented by the Amended and Restated Series 2000-1 Supplement dated as of November 15, 2001, among the Depositor, the Servicer and the Trustee (as amended from time to time, the "Series 2000-1 Supplement").

This Certificate is one of a series of Investor Certificates entitled "Gottschalks Credit Card Master Trust, Variable Base Credit Card Certificates, Series 2000- l" (the "Variable Base Certificates"), each of which are issued under and subject to the terms, provisions and conditions of the Pooling and Servicing Agreement and the Series 2000-1 Supplement. By acceptance hereof, the VBC Holder assents to and is bound by the terms, provisions and conditions of the Pooling and Servicing Agreement and Series 2000-1 Supplement, including the provisions relating to the obligation of the holder of this Variable Base Certificate to make advances as and when properly requested pursuant to Article VI of the Series 2000-1 Supplement.

Although a summary of certain provisions of the Pooling and Servicing Agreement and the Series 2000-1 Supplement is set forth below, this Certificate does not purport to summarize the Pooling and Servicing Agreement and the Series 2000-1 Supplement and reference is made to the Pooling and Servicing Agreement and the Series 2000-1 Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Pooling and Servicing Agreement and the Series 2000-1 Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at Bankers Trust Company, Four Albany Street, New York, New York 10006, Attention: Corporate Trust & Agency Group, Structured Finance Team. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed thereto in the Pooling and Servicing Agreement or the Series 2000-1 Supplement, as applicable.

The corpus of the Trust includes (i) all Receivables sold, transferred, assigned, set over and otherwise conveyed to the Trust pursuant to Section 2.01 of the Pooling and Servicing Agreement, (ii) all monies due or to become due and all amount received with respect thereto and all proceeds thereof (including "proceeds", as defined in Section 9306 of the UCC as in effect in the State of California), and Miscellaneous Payments, (iii) all monies on deposit in, and Eligible Investments credited to, the Collection Account and (iv) all monies as are from time to time available under any Enhancements.

Payments of VBC Monthly Interest, Commitment Fees, Breakage Fees, Administrative Fees, Carryover Interest, Carryover Commitment, Breakage and Administrative Fees and principal of the Variable Base Certificates will be made only from amounts allocated and available therefor in accordance with Articles IV and VI of the Series 2000-1 Supplement. The Variable Base Certificates are not obligations of or guaranteed by Gottschalks Inc., Gottschalks Credit Receivables Corporation, the Trustee or any of their respective affiliates.

Subject to the more detailed provisions concerning allocations and distributions with respect to the Variable Base Certificates set forth in the Series 2000-1 Supplement, payments in respect of interest accrued during each Interest Period and Commitment Fees accrued during each Interest Period or portion thereof that is during the related Commitment Period will be made on the 15th day of each calendar month, or if such day is not a Business Day, then on the next succeeding Business Day. Although the Servicer may direct the Trustee to make a Discretionary Prepayment of principal of the Variable Base Certificates on any Business Day (on three days prior notice), principal of the Variable Base Certificates generally will not be payable until the Distribution Date in the first month following the month in which the Controlled Amortization Period commences. Notwithstanding the foregoing, principal of the Variable Base Certificates will be payable on any Distribution Date in a month following the month during which any Early Amortization Event occurs.

Interest shall accrue on the VBC Invested Amount from the date of issuance to and including the last day of the first Interest Period and, during each Interest Period thereafter, at the rate of the greater of (i) LIBOR + 2.75% per annum (or if LIBOR cannot be determined as described in the Series 2000-1 Supplement, at the Base Rate plus 2.75% per annum) or (ii) 5.00% per annum, plus, during any Downgrade Period, an additional 0.50% per annum. Commitment Fees will accrue on the portion of the VBC Unfunded Amount allocable to this Variable Base Certificate at the rate of 0.25% per annum during each Interest Period (or portion thereof) that is during the Commitment Period for this Variable Base Certificate.

The Commitment Period for this Variable Base Certificate will be the period commencing on the Closing Date and ending on the earliest to occur of: (i) the last day of the Revolving Period and (ii) October 31, 2002; provided that, at least 90 days prior to the end of any Commitment Period, the Trust and the holder of this Variable Base Certificate may agree (but neither is required to agree) to extend the Commitment Period applicable to this Variable Base Certificate for up to an additional 364 days (but not beyond July 31, 2003), in which case, the related Commitment Period will end on the last day of the related Commitment Period as so extended. The holder of this Variable Base Certificate will be required to advance funds in response to requests for drawings only during the Commitment Period applicable to this Variable Base Certificate, and only of all conditions precedent to such drawings are satisfied as of the dates on which such advances are to be made.

The VBC Holder, by its acceptance of this Variable Base Certificate, agrees that if it is offered the right to reextend the related Commitment Period and does not agree to any such extension or reextension within the time frame described in Section 6.2(a) of the Supplement, it will sell such unextended Variable Base Certificate to any Person designated by the Depositor at a price not less than the outstanding VBC Principal Balance of such Variable Base Certificate.

Payments of principal with respect to the Variable Base Certificates are limited to the unpaid VBC Principal Balance. Principal with respect to the Variable Base Certificates will be payable on Distribution Dates following the commencement of the Controlled Amortization Period or an Early Amortization Period, but Discretionary Prepayments may be made on any Business Day (with three days' notice), and in any case will be made based on the availability of amounts allocable or distributable in respect thereof in accordance with the priorities of payments described in the Pooling and Servicing Agreement and the Series 2000-1 Supplement. If the principal of the Variable Base Certificates has not been paid in full prior to the September, 2006 Distribution Date, the Trustee will use its best efforts to sell or cause to be sold Receivables (or interests therein) in an amount equal to the interest in the Pool Balance represented by the Variable Base Certificates, subject to certain limitations, and shall immediately deposit the proceeds thereof into the Collection Account for allocation and distribution in accordance with the Agreement.

The Variable Base Certificates are issuable only in minimum denominations of $l00,000 and integral multiples of $100,000 in excess thereof. The transfer of this Certificate shall be registered in the Certificate Register upon surrender of this Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the VBC Holder or such VBC Holder's attorney-in-fact, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Variable Base Certificates in authorized denominations of like aggregate amount will be issued to the designated transferee or transferees.

The Depositor has structured the Pooling and Servicing Agreement, the Series 2000-1 Supplement and the Variable Base Certificates with the intention that the Investor Certificates will qualify under applicable federal, state, local and foreign tax law as indebtedness of the Depositor. The Depositor, the Servicer and each Holder of this Variable Base Certificate agree to treat and to take no action inconsistent with the treatment of this Variable Base Certificate (or any beneficial interest herein) as indebtedness of the Depositor for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income. Each Holder of this Variable Base Certificate, by acceptance of this Variable Base Certificate, agrees to be bound by the provisions of Section 3.07 of the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement and any Supplement may be amended from time to time, in certain circumstances, by the Servicer, the Depositor, the Trustee and (if the Seller is not the Servicer) the Seller without the consent of any of the Certificateholders. The Pooling and Servicing Agreement and any Supplement may also be amended from time to time as specified by the Pooling and Servicing Agreement by the Servicer, the Depositor and the Trustee, upon satisfaction of the Rating Agency Condition with the consent of (i) the Holder of the Exchangeable Certificate, if it would be adversely affected by such amendment, and (ii) the Holders of Investor Certificates evidencing more than 50% of the aggregate unpaid principal amount of the Investor Certificates of all adversely affected Series, for the purpose of adding any provisions to or changing in any manner or eliminating or waiving any of the provisions of the Pooling and Servicing Agreement or any Supplement or of modifying in any manner the rights of the related Certificateholders. Any such amendment and any such consent by the Holder of this Variable Base Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Variable Base Certificate and of any Variable Base Certificate issued in exchange hereof or in lieu hereof whether or not notation thereof is made upon this Variable Base Certificate.

Other then with respect to the Initial Holder, this Certificate may not be acquired or held by or for the account of any employee benefit plan or individual retirement account subject to Title I of ERISA or Section 4975 of the Internal Revenue Code, or any trust established under any such employee benefit plan or individual retirement account (or established to hold the assets thereof), or any "governmental plan" (as defined in section 3(32) of ERISA or Section 414(d) of the Code) or subject to any law or regulation similar to those contained in Section 406 of ERISA or Section 4975 of the Internal Revenue Code (each such employee benefit plan, individual retirement account and trust, an "ERISA Plan"). No part of the funds used by any Person to acquire or hold this Certificate may constitute assets (within the meaning of ERISA and any applicable rules and regulations) of an ERISA Plan.

THIS CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

GOTTSCHALKS CREDIT RECEIVABLES CORPORATION, as Depositor

By: _____________________________

Name:

Title:

CERTIFICATE OF AUTHENTICATION

This is one of the Gottschalks Credit Card Master Trust Variable Base Credit Card Certificates, Series 2000-1 referred to in the Amended and Restated Series Supplement.

BANKERS TRUST COMPANY, not in its individual capacity, but solely in its capacity as Trustee

By: _____________________________

Name:

Title:

Dated:

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Variable Base Certificate and all rights thereunder, and hereby irrevocably constitutes and appoints Bankers Trust Company, a New York banking corporation, not in its individual capacity but solely as Trustee, to transfer said Variable Base Certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated: */

Signature:

*/

*/ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Variable Base Certificate in every particular, without alteration, enlargement or any change whatever.

EXHIBIT B

FORM OF DETERMINATION DATE STATEMENT

GOTTSCHALKS CREDIT CARD MASTER TRUST
(SERIES 2000-1)

EXHIBIT C

FORM OF RULE 144A TRANSFEREE CERTIFICATE

Gottschalks Credit Receivables Corporation Bankers Trust Company

7 River Place East as Trustee

Fresno, California 93729 Four Albany Street

New York, New York 10006

Re: Gottschalks Credit Card Master Trust;

Variable Base Credit Card Certificates, Series 2000-1

Ladies and Gentlemen:

__________________________ (the "Purchaser") is today purchasing in a private resale from ___________________________ (the "Seller") $_______ aggregate principal amount of Variable Base Credit Card Certificates, Series 2000-1 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999, as amended (the "Pooling Agreement") among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), and the Amended and Restated Series 2000-1 Supplement and, together with the Pooling Agreement, the "Agreement" thereto, dated as of November 15, 2001 (the "Supplement") among the Depositor, the Servicer and the Trustee. The Certificates are securities issued by and evidencing interests in the Gottschalks Credit Card Master Trust (the "Trust") formed pursuant to the Agreement.

In connection with the purchase of the Certificates, the Purchaser hereby represents and warrants to each of you as follows:

1. The Purchaser understands that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state or foreign jurisdiction.

2. The Purchaser is acquiring the Certificates for its own account (or for the account of a qualified institutional buyer as defined in Rule 144A under the Securities Act) only for investment and not for any other person, and not with a view to, or for resale in connection with, a distribution that would constitute a violation of the Securities Act or any state or foreign securities laws (subject to the understanding that disposition of the Purchaser's property will remain at all times within its control). The Purchaser does hereby agree to indemnify the Trustee, its officers, directors, agents and employees, the Servicer and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with the Securities Act and such state and foreign securities laws. The Purchaser is not an affiliate of The Servicer, the Depositor, the Trustee or any of their respective affiliates.

3. The Purchaser agrees that the Certificates must be held indefinitely by it unless (i) the Certificates are subsequently registered under the Securities Act or (ii) an exemption from the registration requirements of the Securities Act is available.

4. The Purchaser agrees that if at some time it wishes to dispose of or exchange any of the Certificates, it will not transfer or exchange any of the Certificates unless such transfer or exchange is in accordance with the provisions of Article VI of the Agreement and Article VI of the Supplement.

5. The Purchaser is a qualified institutional buyer as defined in Rule 144A of the Securities Act and has completed one of the forms of certification to that effect attached as Annexes hereto, it is aware that the sale to it is being made in reliance on Rule 144A, it is acquiring the Certificates for its own account or for the account of a qualified institutional buyer and it understands that such Certificates may be resold, pledged or transferred by the Purchaser only (i) to a person who the Purchaser reasonably believes is a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A or (ii) pursuant to another exemption from registration under the Securities Act and applicable state and foreign securities laws.

6. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security of the Depositor or the Trust to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security of the Depositor or the Trust with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state or foreign securities law, require registration or qualification pursuant thereto, or require registration of the Trust or the Depositor as an "investment company" under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act, in such manner with respect to the Certificates.

7. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that the Depositor, the Servicer and the Trust have no obligation to make or facilitate any such market (or to otherwise repurchase the Certificates from the Purchaser) under any circumstances.

8. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of the Depositor, the Servicer or their counsel with respect to tax matters.

9. The Purchaser has reviewed the Information Memorandum with respect to the Certificates dated November 15, 2001 (the "Information Memorandum"), and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Information Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

10. The Purchaser understands that the Certificates will bear legends substantially as set forth in the Agreement.

11. The Purchaser hereby further agrees to be bound by all the terms and conditions of the Certificates as provided in the Agreement.

12. The Purchaser is not an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan defined in section 3(32) of ERISA or Section 414(d) of the Code subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each, a "Benefit Plan") and is not an entity, including an insurance company separate account or an insurance company general account if the assets in any such accounts constitute "plan assets" for purposes of regulation section 2510.3-101 of ERISA whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

13. If the Purchaser (and if the Purchaser is acquiring the Certificates for an account as provided in paragraph 5 above, such account) is a partnership, grantor trust or S corporation for federal income tax purposes (a "flow-through entity"), any Certificates owned by such flow-through entity will represent less than 50% of the value of all the assets owned by such flow-through entity and no special allocation of income, gain, loss, deduction or credit from such Certificates will be made among the beneficial owners of such flow-through entity.

14. If the Purchaser sells any of the Certificates, the Purchaser will obtain from any subsequent Purchaser the same representations contained in this Representation Letter.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement.

The representations and warranties contained herein shall be binding upon the heirs, executors, administrators and other successors of the undersigned. If there is more than one signatory hereto, the obligations, representations, warranties and agreements of the undersigned are made jointly and severally.

Executed at ___________, this_ day of ____.

__________________________________

Purchaser's Name (Print)

By _______________________________

Signature

Its _______________________________

Address of Purchaser

________________________________

Purchaser's Taxpayer

Identification Number

Annex 1

to Exhibit C

Qualified Institutional Buyers Status Under Rule 144A

(Buyers other than investment companies)

Gottschalks Credit Receivables Corporation Bankers Trust Company

7 River Place East as Trustee

Fresno, California 93729 Four Albany Street

New York, New York 10006

Re: Gottschalks Credit Card Master Trust;

Variable Base Credit Card Certificates, Series 2000-1

Name of Buyer: ("Buyer")

Dear Sirs:

I hereby certify that as indicated below, I am the President, Chief Executive/Financial Officer, Senior Vice President or other executive officer of Buyer.

In connection with purchases by Buyer from time to time, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), because (i) Buyer owned and/or invested on a discretionary basis $______ in securities (except for the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A) and (ii) Buyer satisfies the criteria in the initialed category marked below.

Corporation, etc. Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in Section 501(c)(3)of the Internal Revenue Code of 1986, as amended.

Bank. Buyer (a) is a national bank or banking institution organized under the laws of any State, territory or the District of Columbia the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements (which are not more than 16 months old), a copy of which is attached hereto.

Savings and Loan. Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institution or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements (which are not more than 16 months old), a copy of which is attached hereto.

Broker-dealer. Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the "1934 Act") acting in a riskless principal transaction or as an agent on a non discretionary basis for a "qualified institutional buyer" or that, in the aggregate, owns and invests on a discretionary basis at least $10 million of securities of issuers that are not affiliated with such dealer.

Insurance Company. Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

Investment Company or Small Business Investment Company. Registered under Section 2(a)(48) of the Investment Company Act of 1940, as amended.

State or Local Plan. Buyer is a plan established and maintained by a State, its political subdivisions or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees.

ERISA Plan. Buyer is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, as amended.

Investment Advisor. Buyer is an investment advisor registered under the Investment Advisers Act of 1940, as amended.

The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer, (ii) securities that are part of an unsold allotment to or subscription by Buyer (if Buyer is a dealer), (iii) securities issued or guaranteed by the United States or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit, (v) loan participations, (vi) repurchase agreements, (vii) securities owned subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

For purposes of determining the aggregate of securities owned and/or invested on a discretionary basis by Buyer, Buyer used the cost of such securities to Buyer and did not include any of the securities referred to in the preceding paragraph.

Further, in determining such aggregate amount, Buyer may have included securities owned by subsidiaries of Buyer, but only if such subsidiaries are consolidated with Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under Buyer's direction. However, such securities were not included if Buyer is a majority-owned, consolidated subsidiary of another enterprise and Buyer is not itself a reporting company under the 1934 Act.

Buyer acknowledges that it is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales by you for your own account or your customer's account to Buyer may be in reliance on Rule 144A.

Will Buyer be purchasing Rule 144A securities only for Buyer's own account?

Yes___ No___

If the answer to this question is "no," Buyer agrees that, in connection with any purchase of securities sold to Buyer for the account of a third party (including any separate account) in reliance on Rule 144A, Buyer will only purchase for the account of one third party and such third party at the time is a "qualified institutional buyer" within the meaning of Rule 144A. In addition, Buyer agrees that Buyer will not purchase securities for a third party unless Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

Buyer agrees to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments as of the date of such purchase. Further, if Buyer is a bank or savings and loan as provided above, Buyer agrees that it will furnish you with updated annual financial statements promptly after they become available.

Date: ____________________

Very truly yours,

______________________________

Print Name of Buyer

By: ___________________________

Name:

Title:

Annex 2

to Exhibit C

Qualified Institutional Buyer Status Under Rule 144A

(Buyers that are registered investment companies)

Gottschalks Credit Receivables Corporation Bankers Trust Company

7 River Place East as Trustee

Fresno, California 93729 Four Albany Street

New York, New York 10006

Re: Gottschalks Credit Card Master Trust;

Variable Base Credit Card Certificates, Series 2000-1

Name of Buyer: _____________ ("Buyer")

Name of Investment Adviser: _____________ ("Adviser")

I hereby certify that, as indicated below, I am the President, Chief Executive/Financial Officer or Senior Vice President of Buyer or, if Buyer is a "qualified institutional buyer" as defined in Rule 144A ("Rule 144A") under the Securities Act of 1933, as amended, because Buyer is part of a Family of Investment Companies (as defined below) of Adviser.

In connection with purchases by Buyer from time to time, I hereby certify to you and, if you act as broker for one or more customers, to such customers, that Buyer is a "qualified institutional buyer" as defined in Rule 144A because (i) Buyer is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, Buyer alone, or Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year.

Buyer owned $ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

Buyer is part of a Family of Investment Companies which owned in the aggregate $ in securities (other than the excluded securities referred to below) as of the end of Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

For purposes of determining the amount of securities owned by Buyer or Buyer's Family of Investment Companies, I used the cost of such securities and did not include any of the securities referred to below in the second succeeding paragraph.

The term "Family of Investment Companies" as used herein will mean two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

The term "securities" as used herein does not include (i) securities of issuers that are affiliated with Buyer or are part of Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the United States, or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

On behalf of Buyer, I acknowledge that Buyer is familiar with Rule 144A and understands that you and your customers (if you act as a broker for one or more customers) are and will continue to rely on the statements made herein because one or more sales to Buyer by you for your own account or your customer's account will be in reliance on Rule 144A. In addition, on behalf of Buyer, I agree that, in connection with any purchase of securities sold by or through you in reliance on Rule 144A, Buyer will only purchase for Buyer's own account.

Finally, on behalf of Buyer or Adviser (as appropriate), I also agree to notify you of any changes in the information and conclusions herein. Until such notice is given to you, Buyer's purchase from time to time of securities from you, or through you from your customers, will constitute a reaffirmation of the foregoing certifications and acknowledgments by me as of the date of such purchase.

Date: _____________________ Very truly yours,

_________________________

Name:

Title:

On behalf of:

_________________________

Name of Buyer:

or

_________________________

Name of Adviser:

EXHIBIT D

FORM OF NON-RULE 144A REPRESENTATION LETTER

Gottschalks Credit Receivables Corporation Bankers Trust Company

7 River Place East as Trustee

Fresno, California 93729 Four Albany Street

New York, New York 10006

Re: Gottschalks Credit Card Master Trust;

Variable Base VBC Credit Card Certificates, Series 2000-1

Ladies and Gentlemen:

The undersigned purchaser (the "Purchaser") understands that the purchase of the above-referenced certificates (the "Certificates") may be made by institutions which are "Accredited Investors" under Rule 501(a)(1), (2), (3) or (7) under the Securities Act of 1933, as amended (the "Securities Act"). The undersigned represents on behalf of the Purchaser that the Purchaser is an "Accredited Investor" within the meaning of such definition. The Purchaser is urged to review carefully the responses, representations and warranties it is making herein.

Representations and Warranties

The Purchaser makes the following representations and warranties in order to permit Bankers Trust Company, as trustee (the "Trustee") of the Gottschalks Credit Card Master Trust (the "Trust"), Gottschalks Inc. ("Gottschalks") and Gottschalks Credit Receivables Corporation ("GCRC") to determine its suitability as a purchaser of Certificates and to determine that the private transfer exemption from registration relied upon by GCRC under the Securities Act is available to it.

1. The Purchaser understands that the Certificates have not been, and throughout their term will not be, registered or qualified under the Securities Act or the securities laws of any state and may be resold (which resale is not currently contemplated) only if registered pursuant to the provisions of the Securities Act or if an exemption from registration under the Securities Act and other applicable state securities laws is available, that neither GCRC nor the Trustee is required to register the Certificates under the Securities Act or any applicable state securities laws and that any transfer must comply with Article VI of the Pooling and Servicing Agreement between Gottschalks, GCRC and the Trustee dated as of March 1, 1999, as amended and supplemented through the date hereof, and Article VI of the Amended and Restated Series 2000-1 Supplement (the "Supplement") thereto, dated as of November 15, 2001 (collectively, the "Agreement"). The Purchaser does hereby agree to indemnify the Trustee, GCRC and the Company and their respective officers, directors, agents and employees, against any liability that may result if the purchase of the Certificates is not so exempt or is not made in accordance with the Securities Act and such state securities laws.

2. The Purchaser will comply with all applicable federal and state securities laws in connection with any subsequent resale of the Certificates.

3. The Purchaser is an "accredited investor" within the meaning of Rule 501(a)(1), (2), (3) or (7) under the Securities Act and is a sophisticated institutional investor that has knowledge and experience in financial and business matters (and, in particular, in such matters related to securities similar to the Certificates) and is capable of evaluating the merits and risk of its investment in the Certificates and is able to bear the economic risks of such investment. The Purchaser has been given such information concerning the Certificates, Gottschalks and GCRC as it has requested.

4. The Purchaser is acquiring the Certificates as principal for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, subject nevertheless to any requirement of law that the disposition of the Purchaser's property shall at all times be and remain within its control.

5. Neither the Purchaser nor anyone acting on its behalf has offered, transferred, pledged, sold or otherwise disposed of any Certificate, any interest in any Certificate or any other similar security of GCRC to, or solicited any offer to buy or accept a transfer, pledge or other disposition of any Certificate, any interest in any Certificate or any other similar security of Gottschalks or GCRC with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, which would constitute a distribution of the Certificates under the Securities Act or which would render the disposition of any Certificate a violation of Section 5 of the Securities Act or any state securities law, require registration or qualification pursuant thereto, or require registration of the Trust under the Investment Company Act of 1940, as amended, nor will it act, nor has it authorized or will it authorize any person to act in such manner with respect to the Certificates.

6. The Purchaser has reviewed the Information Memorandum with respect to the Certificates dated November 15, 2001 (the "Information Memorandum"), and has had the opportunity to ask questions and receive answers concerning the terms and conditions of the transaction contemplated by the Information Memorandum and to obtain additional information necessary to verify the accuracy and completeness of any information furnished to the Purchaser or to which the Purchaser had access.

7. The Purchaser is not an employee benefit plan, trust or account subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or subject to Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or a governmental plan defined in section 3 (32) of ERISA or Section 414(d) of the Code subject to any federal, state or local law which is, to a material extent, similar to the foregoing provisions of ERISA or the Code ("Similar Law") (each, a "Benefit Plan") and is not an entity, including an insurance company separate account or an insurance company general account if the assets in any such accounts constitute "plan assets" for purposes of regulation section 2510.3-101 of ERISA whose underlying assets include Benefit Plan assets by reason of a Benefit Plan's investment in the entity.

8. The Purchaser understands that the Certificates will bear legends substantially as set forth in the form of Certificate included as an Exhibit to the Supplement.

9. The Purchaser understands that there is no market, nor is there any assurance that a market will develop, for the Certificates and that Gottschalks and GCRC do not have any obligation to make or facilitate any such market under any circumstances or to repurchase the Certificates from the Purchaser other than as expressly set forth in the Agreement.

10. The Purchaser has consulted with its own legal counsel, independent accountants and financial advisors to the extent it deems necessary regarding the tax consequences to it of ownership of the Certificates, is aware that its taxable income with respect to the Certificates in any accounting period may not correspond to the cash flow (if any) from the Certificates for such period, and is not purchasing the Certificates in reliance on any representations of Gottschalks, GCRC or their counsel respect to tax matters.

11. The Purchaser represents, on behalf of itself that if the Purchaser is a partnership, grantor trusts or S corporation for federal income tax purposes (a "Flow-Through Entity"), any Certificates owned by or on behalf of such Flow-Through Entity will represent less than 50% of the value of all the assets owned by such Flow-Through Entity and no special allocation of income, gain, loss, deduction or credit from such Variable Base Certificates will be made among the beneficial owners of such Flow-Through Entity.

12. The Purchaser agrees that it will obtain from any subsequent purchaser of the Certificates substantially the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 11 and in this paragraph 12.

Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement or the Information Memorandum, as the case may be.

The representations and warranties continued herein shall be binding upon the successors of the undersigned.

Executed at _________, this___ day of ________, ___.

__________________________

Purchaser's Name (Print)

By: _______________________

Name:

Title:

__________________________

Address of Purchaser

__________________________

Purchaser's Taxpayer

Identification Number

EXHIBIT E

FORM OF REQUEST FOR INCREASE

[VBC Holder]

[Address]

Bankers Trust Company

as Trustee

Four Albany Street

New York, New York 10006

[Date - not less than three Business Days prior to specified Draw Date]

Re: Gottschalks Credit Card Master Trust;

Variable Base Credit Card Certificates, Series 2000-1

Our records indicate that ______________________ is a registered holder of Variable Base Credit Card Certificates, Series 2000-1 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999, as amended (the "Pooling Agreement") among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), and the Amended and Restated Series 2000-1 Supplement and, together with the Pooling Agreement, the "Agreement" thereto, dated as of November 15, 2001 (the "Supplement") among the Depositor, the Servicer and the Trustee. The Certificates are securities issued by and evidencing interests in the Gottschalks Credit Card Master Trust (the "Trust") formed pursuant to the Agreement.

We hereby notify you pursuant to Section 6.01 of the Supplement that we intend to Increase the VBC Principal Balance and VBC Invested Amount by $_______________ on ________________ (the related "Draw Date"). We hereby request that you fund the portion of such Increase attributable to the Variable Base Certificates held by you on such Draw Date.

Our records indicate that you hold Variable Base Certificates representing ___% of the Series 2000-1 Maximum Invested Amount, and that therefore the portion of the Increase you are required to fund is $____________ (which represents your attributable portion of the total Increase). You are requested to fund such net amount by wire transfer of immediately available funds to the Draw Account (account details below) no later than [10:00 AM] on the related Draw Date.

Draw Account details:

______________________

______________________

______________________

______________________

In connection with such Increase, we hereby certify as follows with respect to the satisfaction of the conditions precedent to such Increase as set forth in Section 6.1 of the Supplement:

1. Immediately upon giving effect to such Increase, the VBC Principal Balance will be $____________ and the VBC Invested Amount will be $____________, and in each case will not exceed the Series 2000-1 Maximum Invested Amount.

2. Such Increase will not cause an Early Amortization Event.

3. Taking into consideration the amount of such Increase, Collections received during the related Collection Period, and amounts held in the Capitalized Interest Account for such purpose, will be sufficient to fund the VBC Monthly Interest, Commitment Fees, Breakage Fees, Administrative Fees, Carryover Interest and Carryover Commitment, Breakage and Administrative Fees distributable on the succeeding Distribution Date.

4. Upon confirmation by the Trustee of the deposit into the Draw Account of the amount specified above, the Trustee is obligated to record on its books and records relating to the Variable Base Certificates, and we will record on our books and records relating to the Variable Base Certificates, an increase in the VBC Invested Amount and the VBC Principal Balance corresponding to the full amount of such Increase and increases in the portions of the VBC Invested Amount and VBC Principal Balance attributable to the Variable Base Certificate recorded in the name of the related VBC Holder in the amount of the portion of such Increase Attributable to the related Variable Base Certificate(s).

Please notify us promptly if you anticipate any delay or failure in the timely deposit of the amounts specified above into the Draw Account.

GOTTSCHALKS INC.

as Servicer of the Gottschalks

Credit Card Master Trust

By: ____________________________

Name:

Title:

EXHIBIT F

FORM OF NOTICE OF DISCRETIONARY PREPAYMENT

Manufacturers and Traders Trust Company

One M&T Plaza

Buffalo, New York 14203

Warehouse Line Advisors, inc.

17 Talcott Notch Road

Farmington, Connecticut 06032

Bankers Trust Company

as Trustee

Four Albany Street

New York, New York 10006

[Date - not less than three Business Days prior to specified date of Discretionary Prepayment]

Re: Gottschalks Credit Card Master Trust;

Variable Base Credit Card Certificates, Series 2000-1

Our records indicate that ______________________ is a registered holder of Variable Base Credit Card Certificates, Series 2000-1 (the "Certificates"), issued pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999, as amended (the "Pooling Agreement") among Gottschalks Credit Receivables Corporation, as depositor (the "Depositor"), Gottschalks Inc., as servicer (the "Servicer") and Bankers Trust Company, as trustee (the "Trustee"), and the Amended and Restated Series 2000-1 Supplement and, together with the Pooling Agreement, the "Agreement" thereto, dated as of November 15, 2001 (the "Supplement") among the Depositor, the Servicer and the Trustee and that Warehouse Line Advisors, Inc. is the related Certificate Administrator (the "Certificate Administrator"). The Certificates are securities issued by and evidencing interests in the Gottschalks Credit Card Master Trust (the "Trust") formed pursuant to the Agreement.

We hereby instruct the Trustee pursuant to Section 6.01 of the Supplement (and provide notice to the above-named VBC Holder of such instruction) to:

(i) make a Discretionary Prepayment in the amount of $_____________ on ________________, from amounts retained in the Prepayment Account therefor;

(ii) pay to the above-named VBC Holder the portion of the VBC Monthly Interest accrued through such date (together with any Carryover Interest and Breakage Fees accrued through such date) attributable to the Variable Base Certificates held by such VBC Holder from amounts retained in the Collection Account therefor;

(iii) pay pro rata (if the Discretionary Prepayment is being made on a day that is not a Draw Date) to the below-named Certificate Administrator and VBC Holder and the succeeding Distribution Date the Administrative Fee and Commitment Fees accrued through such date (together with any Carryover Commitment Fees accrued through such date) from amounts retained in the Collection Account therefor; and

(iv) pay to the above-named VBC Holder on the succeeding Distribution Date the portion of any Breakage Fee associated with such Discretionary Prepayment attributable to the Variable Base Certificates held by such VBC Holder from amounts retained in the Collection Account therefor.

Our records indicate that you hold Variable Base Certificates representing ___% of the Series 2000-1 Maximum Invested Amount, and that therefore the portion of such Discretionary Prepayment you are entitled to on the date of such Discretionary Prepayment is $____________, the portion of VBC Monthly Interest, Carryover Interest and Carryover Breakage Fees you are entitled to on the date of such Discretionary Prepayment is $_____________, and the portion of the related Breakage Fee you are entitled to on the succeeding Distribution Date is $____________.

The Certificate Administrator and each VBC Holder, other than Tice & Co., are entitled to on the date hereof a pro rata portion of such Discretionary Prepayment, the related Administrative Fee in an amount equal to $2,000 and the Carryover Commitment Fees and the Carryover Administrative Fees in the amount of $______________.

The Trustee is hereby instructed to pay such amounts on the relevant dates by wire transfer of immediately available funds to the relevant accounts specified below no later than [10:00 AM] on the date of such Discretionary Prepayment or succeeding Distribution Date, as the case may be:

VBC Holder's account details:

______________________

______________________

______________________

______________________

Certificate Administrator's account details:

______________________

______________________

______________________

______________________

In connection with such Discretionary Prepayment, we hereby certify that such Discretionary Prepayment will not cause an Early Amortization Event.

Please notify us promptly if there has been any change to the relevant VBC Holder's account details.

GOTTSCHALKS INC.

as Servicer of the Gottschalks

Credit Card Master Trust

By: ____________________________

Name:

Title:

SCHEDULE 1

ACCOUNT DETAILS

DRAW ACCOUNT:

_________________________

_________________________

_________________________

_________________________

PREPAYMENT ACCOUNT:

_________________________

_________________________

_________________________

_________________________

CAPITALIZED INTEREST ACCOUNT:

_________________________

_________________________

_________________________

_________________________

RETAINED AMOUNT ACCOUNT

_________________________

_________________________

_________________________

_________________________